As filed with the Securities and Exchange Commission on November 3, 2011

Securities Act File No. 333-175624

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

☒  Pre-Effective Amendment No. 2
☐  Post-Effective Amendment No.

Sierra Income Corporation

(Exact name of registrant as specified in charter)

375 Park Ave, 33rd Floor
New York, NY 10152
(212) 759-0777

(Address and telephone number,
including area code, of principal executive offices)

Seth Taube
Chairman and Chief Executive Officer
375 Park Ave, 33rd Floor
New York, NY 10152

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004 Tel: (202) 383-0100 Fax: (202) 637-3593	Rosemarie A. Thurston, Esq. Alston & Bird LLP 1201 West Peachtree Street Atlanta, GA 30309-3424 Tel: (404) 881-7000 Fax: (404) 253-8447	Lauren B. Prevost, Esq. Heath D. Linsky, Esq. Morris, Manning & Martin, LLP 1600 Atlanta Financial Center 3343 Peachtree Road, NE Atlanta, Georgia 30326 Tel: (404) 233-7000 Fax: (404) 365-9532

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	150,000,000 Shares	$10.00	$1,500,000,000	$174,150	(2)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED       , 2011.

Preliminary Prospectus

Minimum Offering of 200,000 Shares of Common Stock
Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by SIC Advisors LLC, or SIC Advisors, which is registered as an investment advisor with the Securities and Exchange Commission. We also intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Our investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. We will originate transactions sourced through SIC Advisors’ network, and expect to acquire debt securities through the secondary market. We may make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect this to be a substantial portion of our portfolio.

Through SC Distributors, LLC, our dealer manager, we are offering on a best efforts, continuous basis up to 150,000,000 shares of our common stock at an initial offering price of $10.00 per share. If, however, our net asset value per share increases above our net proceeds per share as stated in this prospectus, we intend to sell our shares at a higher price as necessary to ensure that shares of our common stock are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. As a result, subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of shares, which may result in subscribers receiving fractional shares rather than full share amounts. We intend to file post-effective amendments to our registration statement that will allow us to continue this offering for two years from the date of this prospectus, unless extended.

As this is our initial public offering, there has been no public market for, or historical valuation of, our common stock. We will not sell any shares of our common stock unless we raise gross offering proceeds of $2,000,000, all of which must be from persons who are not affiliated with us or SIC Advisors, by one year from the date of this prospectus, which we refer to as the minimum offering requirement. See “Plan of Distribution.” Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. The minimum permitted purchase by each individual investor is $2,000 of our common stock. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop this offering. We will not deduct any fees or expenses if we return funds from the escrow account. In addition, pursuant to a private placement of our common stock to certain members of our board of directors and individuals affiliated with SIC Advisors, we expect to issue an aggregate of approximately 100,000 shares of common stock for aggregate proceeds of approximately $1,000,000, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of $3,000,000.

You should not expect to be able to sell your shares of our common stock regardless of how we perform. If you are able to sell your shares, you will likely receive less than your purchase price. We do not intend to list our shares on any securities exchange for the foreseeable future, and we do not expect a secondary market in the shares to develop. We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. Accordingly, you should consider that you may not have access to the money you invest in us for an indefinite period of time until we complete a liquidity event. Although we may complete a liquidity event within seven years after we stop offering shares, there is no assurance that we will complete a liquidity event at all. As a result of the foregoing, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us.

Shares of our common stock are highly illiquid and appropriate only as a long-term investment. An investment in our common stock should be considered only by investors who can assess and bear the high degree of illiquidity and other substantial risks associated with such an investment. See “Suitability Standards” and “Risk Factors.” Because we intend to issue shares in this offering on a continuous basis, you may experience dilution in the net asset and fair value of your shares. See “Risk Factors — Risks Related to an Investment in our Common Stock — A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us” for more information.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We have not been in the business described in this prospectus for at least three years. Except as specifically required by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us at 375 Park Ave., 33rd Floor, New York, NY 10152, or by telephone at (212) 759-0777 or on our website at http://www.sierraincomecorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov. which contains such information.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” to read about the risks you should consider before buying shares of our common stock.

Neither the Securities and Exchange Commission, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Minimum Offering Amount(1)	Maximum Offering Amount
Price to public (initial offering price)(2)	$10.00	$2,000,000	$1,500,000,000
Sales load(3)	$0.975	$195,000	$146,250,000
Net proceeds to us (before expenses)(4)	$9.025	$1,805,000	$1,353,750,000

(1)	All subscription payments will be held in an escrow account for our subscribers’ benefit pending release to us after we satisfy the minimum offering requirement. If we do not satisfy the minimum offering requirement by one year after the initial effective date of this offering, we will promptly return all funds in the escrow account and we will stop offering shares. See “Plan of Distribution.”
(2)	Assumes all shares are sold at the initial offering price per share.
(3)	The sales load includes up to 7.0% of selling commissions, and up to 2.75% for dealer manager fees. The “dealer manager fee” refers to the portion of the sales load available to participating broker-dealers for assistance in selling and marketing our shares. Under certain circumstances as described in this prospectus, selling commissions and the dealer manager fee may be reduced or eliminated in connection with certain purchases. See “Plan of Distribution.”
(4)	In addition to the sales load, we estimate that we will incur in connection with this offering approximately $105,000 of offering expenses (approximately 5.25% of the gross proceeds, assuming gross proceeds of $2,000,000 sold at $10.00 per share) if the minimum number of shares is sold, and approximately $18,750,000 of offering expenses (approximately 1.25% of the gross proceeds) if the maximum number of shares is sold at $10.00 per share.

Because you will pay a sales load of up to 9.75% and offering expenses ranging from 1.25% to 5.25% depending on the number of shares we sell, if you invest $100 in our shares and pay the full sales load, between $85.00 and $89.00 of your investment will actually be available to us for investment in portfolio companies. If you are eligible to purchase shares without a commission, then between $92.00 and $96.00 of your $100 investment will be available to us for investment in portfolio companies. See “Estimated Use of Proceeds.”

An investment in our shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency.

SC Distributors, LLC

Prospectus dated       , 2011

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus. We will seek to avoid interruptions in the continuous offering of our common stock, but may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such amendment.

You should rely only on the information contained in this prospectus. Our dealer manager is SC Distributors, LLC, which we refer to in this prospectus as our dealer manager. Neither we nor our dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the dealer manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure contained herein.

Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. To understand this offering fully, you should read the entire prospectus carefully including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Sierra Income” refer to Sierra Income Corporation. We refer to SIC Advisors LLC, our investment advisor, as “SIC Advisors” and the “Advisor.” “Medley” refers, collectively, to the activities and operations of SIC Advisors, Medley Capital LLC, Medley LLC, associated investment funds and their respective affiliates.

Sierra Income Corporation

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We are externally managed by SIC Advisors, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. SIC Advisors will be responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. We also intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Our investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. We will originate transactions sourced through our existing SIC Advisors’ network, and expect to acquire debt securities through the secondary market. We may make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect this to be a substantial portion of our portfolio. During our offering period and thereafter, if our Advisor deems it appropriate and to the extent permitted by the 1940 Act, we expect to invest in more liquid debt securities, some of which may trade on a national securities exchange. See “Regulation.”

We believe that the current market environment presents a significant opportunity for our strategy. The trend of bank consolidation that has occurred over the last 15 – 20 years combined with the impact of the financial crisis that began in 2008 has reduced the amount of capital available for small and middle market borrowers. At the same time, demand for capital from these borrowers remains strong. We believe that this favorable supply and demand dynamic will allow us to earn wider spreads with increased equity upside while taking less risk than in recent business cycles. We intend to capitalize on this opportunity through a disciplined and consistent investment approach focused on principal protection. See “Business.”

Seth Taube, Rob Comizio, Andrew Fentress, Brook Taube and Joe Schmuckler serve as principals of the Advisor and bring an average of more than 20 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing.

We will leverage our Advisor’s seasoned team and broad network to source compelling investment opportunities. We will evaluate these opportunities through an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We intend to be disciplined in selecting investments and focus on opportunities that we perceive offer favorable risk/reward characteristics.

We may use debt within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings within the context of our investment outlook and the impact of leverage on our investment portfolio. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through a continuous offering, and to enhance stockholder returns.

We are issuing shares of common stock through this offering, each share of which has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable, meaning that there is no liability for calls or assessments, nor are there any preemptive rights in favor of existing stockholders. Our distributions will be determined by our board of directors in its sole discretion. We intend to seek to complete a liquidity event within seven years after the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into account market conditions and other factors. We will view our offering stage as complete as of the termination date of our most recent offering, which will include this offering and any follow-on offering. Because of this timing for our anticipated liquidity event, stockholders may not be able to sell their shares promptly or at a desired price prior to that point. There can be no assurance that we will complete a liquidity event within this timeframe or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us.

SIC Advisors

Our investment activities are managed by our investment advisor, SIC Advisors. SIC Advisors is an affiliate of and wholly-owned by Medley and has offices in New York and San Francisco. In exchange for the provision of certain non-investment advisory services to SIC Advisors, and pursuant to a joint venture agreement, Strategic Capital, LLC, an affiliate of the dealer manager, or Strategic Capital, owns 20% of SIC Advisors and is entitled to receive distributions equal to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment advisor. The purpose of this arrangement is to permit our Advisor to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital will provide certain services to, and on behalf of, our Advisor, including consulting and non-investment advisory services related to administrative and operational services. For additional discussion of the relationship between our Advisor and Strategic Capital, see “The Advisor.”

Medley is controlled by three principals of our Advisor, Seth Taube, Andrew Fentress, and Brook Taube. SIC Advisors will be responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. SIC Advisors’ team will draw on its expertise in a range of sectors, including industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. In addition, SIC Advisors will seek to diversify our portfolio by company type, asset type, transaction size, industry and geography.

The majority of the principals of SIC Advisors have worked together for more than nine years, during which time they have focused on implementing their private debt strategy. A diversified portfolio of private debt investments combined with rigorous asset management has allowed Medley, which the principals of our Advisor manage and operate, to successfully navigate the challenging market that occurred in 2008 and 2009. We believe that SIC Advisors’ disciplined and consistent approach to sourcing, portfolio construction and risk management should allow it to achieve compelling risk-adjusted returns for us.

Medley has a broad credit platform, which includes its affiliates Medley Credit Strategies, LLC, and Medley Credit, LLC, as well as Medley Opportunity Fund LP, or MOF LP, a Delaware limited partnership, and Medley Opportunity Fund Ltd., or MOF LTD, a Cayman Islands limited company, collectively referred to as Medley Opportunity Fund I, or MOF I. MOF I received $925 million in capital commitments and invested over $1.2 billion (including the reinvestment of proceeds from investment sales and maturities) as of September 30, 2011. MOF I is currently returning capital to investors. In December 2010, Medley accepted the first capital commitments for Medley Opportunity Fund II LP, or MOF II, a Delaware limited partnership. As of September 30, 2011, MOF II had received $383 million in capital commitments from investors and has deployed $146 million of that amount. Medley also manages Medley Capital Corporation, or MCC, a publicly-traded business development company that completed its initial public offering on January 20, 2011. As of June 30, 2011, MCC had assets of approximately $230 million. MOF I, MOF II and MCC focus on originating private debt investments with higher risk profiles than we will focus on. In addition, Medley manages Medley Credit Strategies Master LP, or MCS, which held $60 million in assets as of September 30, 2011. MCS focuses on investing in and taking long and short positions on debt securities that are actively traded in the secondary market.

Medley serves as our administrator, leases office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission, or the SEC, and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Investment Strategy

Our investment strategy will focus primarily on sourcing investments in private U.S. companies as we seek to construct a portfolio that generates superior risk adjusted returns. Our investment process is centered around three principles: first, rigorous due diligence of each company’s credit fundamentals, second, a detailed and customized structuring process for directly originated investments; and, third, regular and ongoing monitoring of the portfolio and proactive risk management. While the construction of our portfolio will vary over time, we anticipate that the portfolio will be comprised primarily of investments in senior secured debt and second lien debt of private, U.S. small and middle market companies. In addition, our portfolio will include subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, and common equity in these companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration.

Investment Types

Our investment approach will focus primarily on investments in senior debt securities, but will also make investments in subordinated debt securities. As a result, our debt investments may have various levels of security or may be unsecured. We may seek to invest in common or preferred equity as deemed appropriate by SIC Advisors. SIC Advisors will seek to manage our allocation between investment types as market conditions change.

Market Opportunity

We believe that the current market environment presents a significant opportunity for our strategy. The trend of bank consolidation that has occurred over the last 15 – 20 years combined with the impact of the financial crisis that began in 2008 has reduced the amount of capital available for small and middle market borrowers. At the same time, demand for capital from these borrowers remains strong. We believe that this favorable supply and demand dynamic will create an attractive investment environment for a number of reasons, including the following:

Greater Demand for Non-Traditional Sources of Debt Financing.  We believe that commercial banks in the United States, which have traditionally been the primary source of capital to small and middle market companies, have experienced consolidation, unprecedented loan losses, capital impairments and stricter regulatory scrutiny. These factors have led to substantially reduced loan volume to small and middle market companies. Consequently, we believe there is an increasing trend for small and middle market companies to seek financing from other sources, such as the Company.

Large Amount of Corporate Debt Coming Due.  While large companies have recently benefited from the favorable public credit markets, we believe that small and middle market companies still face a substantial amount of near term maturities. We believe that the need for refinancing, when combined with the scarcity of debt financing for these smaller borrowers, should increase aggregate demand for capital from these companies.

Specialized Lending and Unfunded Private Equity Commitments Drive Demand for Debt Capital.  Lending to small and middle market companies requires in-depth diligence, credit expertise, structuring experience and active portfolio management. As such, we believe that, of the U.S. financial institutions that are not liquidity constrained, few are capable of pursuing a sustained lending strategy successfully. We believe this creates a significant supply/demand imbalance for small and middle market credit. Adding to this imbalance is the vast sum of unallocated private equity capital raised from 2006 – 2008, which will require debt financing in the coming years.

Attractive Market Segment.  We believe that the underserved nature of such a large segment of the market, coupled with strong demand for capital, has created a significant opportunity for investment. Because of the current investing environment, we believe that small and middle market companies are likely to offer more attractive investment terms in the form of higher cash yields, up-front and ongoing fees, prepayment penalties and more attractive security features such as stricter covenants and quality collateral. Additionally, as compared to larger companies, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions.

Competitive Advantages

We believe that the Company represents an attractive investment opportunity for the following reasons:

Experienced Team.  The principals of the Advisor have on average more than 20 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing. Other members of the Advisor’s investment and asset management team include professionals with extensive experience in transaction sourcing, investment underwriting, credit analysis, account monitoring and restructuring at firms such as Goldman Sachs & Co., Deutsche Bank AG, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated, GE Capital Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS O’Connor LLC, Marathon Asset Management, Barclays Capital Inc. and Moody’s Investors Service, Inc.

Extensive Sourcing Network and National Presence.  The experience and reputation in the market of the principals of the Advisor has enabled them to consistently generate attractive investment opportunities. As seasoned participants in this market, the principals of the Advisor are often sought out as a preferred partner, both by portfolio companies and other financing providers. The principals of the Advisor invest in a range of sectors, including industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. Finally, the principals of the Advisor have a broad network of relationships with national, regional and local investment bankers, commercial bankers, lawyers, accountants and consultants. We will leverage the experience, reputation, and investment sourcing network of the principals of the Advisor to maximize our national origination capabilities and sourcing efforts.

Established Risk Management.  We will continue the successful asset management process employed by the principals of the Advisor over the last nine years. In particular, our investment transactions will be diversified by company type, asset type, transaction size, industry and geography. We will utilize a systematic investment process involving rigorous due diligence, third-party reports and multiple investment committee approvals. Following the closing of each transaction, the Advisor will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

Restructuring and Workout Experience.  The principals of the Advisor and the Advisor’s investment team have significant experience in restructurings, liquidations and bankruptcies prior to their affiliation with Medley. This experience will provide valuable assistance to us in the initial structuring of transactions and throughout the asset management process.

Operating and Regulatory Structure

We are a newly organized, externally-managed, non-diversified closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code. See “Tax Matters.” Our investment activities are managed by SIC Advisors and supervised by our board of directors, a majority of whom are independent of SIC Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation.”

Investment Process

We have a disciplined and repeatable process for executing, monitoring, structuring and exiting investments.

Identification and Sourcing.  The Advisor’s investment team’s experience and reputation have allowed it to generate a substantial and continuous flow of attractive investment opportunities. The principals of SIC Advisors maintain a strong and diverse network which results in sustained and high quality deal flow. We believe that SIC Advisors’ breadth and depth of experience across strategies and asset classes, coupled with its significant relationships built over the last 20 years, make it particularly qualified to uncover, evaluate and aggressively pursue attractive investment opportunities. Leveraging its proven deal-flow network, the principals of SIC Advisors have compiled a robust current pipeline of transactions ready for possible inclusion in our portfolio.

Analysis and Due Diligence.  The Advisor’s investment team believes that its expertise in underwriting, financial analysis and enterprise valuation enables it to identify compelling transactions among the numerous opportunities in the private market. Typically, a principal of the Advisor will lead a transaction and work closely with other SIC Advisors’ investment professionals on the various aspects of the due diligence process.

Structuring.  For newly originated investments, SIC Advisors strives to negotiate an optimal combination of current and deferred interest payments, equity participation and prepayment penalties, along with suitable covenants and creditor rights which will generally be greater than the rights normally obtained by institutional investors in comparable transactions and may include such provisions as: specific rights to consult with and advise management, the right to inspect company books, records or facilities, as well as the right to review balance sheets and/or statements of income and cash flows of the company. SIC Advisors determines whether the investment structure, particularly the amount of debt, is appropriate for the portfolio company’s business, sometimes reassessing the investment’s risk/return profile and adjusting pricing and other terms as necessary. The Advisor’s investment team has in-depth restructuring, liquidation and bankruptcy experience which is vital to success as a lender over market cycles.

For secondary purchases of investments, SIC Advisors reviews the legal documentation relating to the investments to ensure that they contain appropriate covenants and creditors rights and that we can maintain adequate control over the investments through the exercise of voting and approval rights.

Investment Approval.  After SIC Advisors completes its final due diligence, each proposed investment is presented to its investment committee and subjected to extensive discussion and follow-up analysis, if necessary. A formal memorandum for each investment opportunity, which includes the results of business due diligence, multi-scenario financial analysis, risk-management assessment, results of third-party consulting work, background checks and structuring proposals is prepared for the investment committee.

Investment Monitoring and Exit.  SIC Advisors believes in an active approach to asset management. Investment professionals, each with deep restructuring and workout experience, will support SIC Advisors portfolio-monitoring effort. The monitoring process includes frequent interaction with management, attending board of directors’ meetings, consulting with industry experts, working with third-party consultants and developing portfolio company strategy with equity investors. SIC Advisors’ investment team also evaluates financial reporting packages from portfolio companies that detail operational and financial performance. Data is entered into SIC Advisors’ proprietary, centralized electronic database. Additionally, this information is reviewed monthly as part of our portfolio monitoring process. To further support this process, SIC Advisors’ investment team conducts regular third-party valuation analyses and continually monitors future liquidity, covenant compliance and leading industry or economic indicators to maintain a proactive rather than reactive approach to asset management. We believe this hands-on approach helps in the early identification of any potential problems.

Risk Management

Broad Diversification.  We intend to diversify our transactions by company type, asset type, investment size, industry and geography. Until we raise significant capital from this offering, however, our investments may be concentrated in a limited number of portfolio companies.

Careful Structuring.  Our goal in structuring each investment will be to obtain from the portfolio company such conditions and commitments as we deem necessary to effectively exercise our rights and to protect our investment. This will be accomplished primarily by complying with the requirements of the Uniform Commercial Code, and implementing lien filings, cash-control agreements, guarantee agreements, equity and other asset pledges, financial covenants, both affirmative and prohibitive business covenants and insurance.

For secondary purchases of investments, SIC Advisors reviews the legal documentation relating to the investments to ensure that they contain appropriate covenants and creditors rights and that we can maintain adequate control over the investments through the exercise of voting and approval rights.

Rigorous Due Diligence.  Our systematic underwriting process will involve exhaustive in-house due diligence, third-party consulting reports and multiple stages of investment approval, ensuring risk mitigation during and after transaction execution.

Asset Management.  We will employ the same asset management process used by our investment team in managing Medley’s other investment vehicles. SIC Advisors’ proprietary asset management system, or AMS, creates a centralized, dynamic electronic reporting system which houses, organizes and archives all portfolio data by investment. AMS generates comprehensive, standardized reports which aggregate operational updates, portfolio company financial performance, asset valuations, macro trends, management call notes, restructuring activities and account history. Additionally, both paper and electronic copies of portfolio company financials, industry reports, consulting reports and covenant compliance certificates are readily available and updated frequently. AMS enables our investment team to have real-time access to the most recent information regarding our investment portfolio. As such, we believe AMS will facilitate the early identification of potential portfolio issues.

Investment Committee

The purpose of the investment committee is to evaluate and approve all investments by SIC Advisors. The investment committee is comprised of Seth Taube, Rob Comizio, Andrew Fentress, Brook Taube, and Joe Schmuckler. Approval of an investment requires a unanimous vote of the investment committee. The committee process is intended to bring the diverse experience and perspectives of the committee members to the analysis and consideration of every investment. The investment committee also serves to provide consistency and adherence to SIC Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

Managerial Assistance

As a BDC, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse Medley, as our administrator, for its allocated costs in providing such assistance subject to review and approval by our board of directors. Medley will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Estimated Use of Proceeds

We intend to use the net proceeds from this offering to make investments in accordance with our investment objective and by following the strategies described in this prospectus. These proceeds may be used for working capital purposes. See “Estimated Use of Proceeds.”

Based on prevailing market conditions, after meeting our minimum offering requirement and depending on our evaluation of the investment opportunities then available, we anticipate that we will invest the proceeds from each subscription closing generally within 30 – 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a BDC and our intention to qualify as a RIC. During this time, we may also use a portion of the net proceeds to pay our operating expenses and fund distributions to stockholders.

Distribution Policy

Subject to our board of directors’ discretion and applicable legal restrictions, we expect to authorize and pay monthly distributions beginning no later than the first full calendar quarter after the month in which the minimum offering requirement is met. Because we intend to qualify as a RIC, we intend to distribute at least 90% of our annual net investment income to our stockholders. However, there can be no assurance that we will be able to pay distributions at a specific rate or at all. Each year, a statement on Internal Revenue Service Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders. See “Distributions.”

We have not established any limit on the extent to which we may use borrowings, if any, our equity capital, or proceeds from this offering to fund distributions (which will reduce the amount of capital that we may invest in assets). Such distributions reflect a return of capital, rather than a distribution of net profits. Accordingly, stockholders who receive the payment of a dividend or other distribution from us should not assume that such dividend or other distribution is the result of a net profit earned by us. There can be no assurance that we will be able to sustain distributions at any particular level. Distributions from the proceeds of this offering or from borrowings could also reduce the amount of capital we ultimately invest in portfolio companies.

Our Distribution Reinvestment Plan

We have adopted an “opt-in” distribution reinvestment plan that will allow our stockholders to elect to have the full amount of their distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

Plan of Distribution

We are offering on a best efforts, continuous basis up to 150,000,000 shares of our common stock at an initial offering price of $10.00 per share. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for two years from the date of this prospectus, unless extended. This offering must also be registered in every state in which we offer or sell shares. Generally, such state registrations are valid for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Our dealer manager is SC Distributors, which is a member of the Financial Industry Regulatory Authority, or FINRA, and the Securities Investor Protection Corporation, or SIPC. Our dealer manager is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The minimum permitted purchase is $2,000 in shares of our common stock. We, our dealer manager, and participating broker-dealers will solicit subscriptions but will not sell any shares unless we raise gross offering proceeds of at least $2,000,000 within one year from the initial effective date of this offering from persons who are not affiliated with us or our Advisor.

Pursuant to a joint venture agreement, an affiliate of the dealer manager is entitled to receive distributions equal to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment advisor. The purpose of this arrangement is to permit our Advisor to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital also holds a limited voting interest in SIC Advisors which entitles it to 20% of the net proceeds received in connection with the sale or other strategic transaction involving SIC Advisors.

In addition, pursuant to a private placement of our common stock to certain persons affiliated with us and our Advisor, we expect to issue an aggregate of 100,000 shares of our common stock for aggregate gross proceeds of approximately $1,000,000 upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross offering proceeds of approximately $3,000,000. After meeting the minimum offering requirement and holding our initial closing, we intend to sell our shares on a continuous basis at a price of $10.00. However, if our net asset value per share increases above our net proceeds per share as stated in this prospectus, we intend to sell our shares at a higher price when necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at http://www.sierraincomecorp.com. See “Plan of Distribution.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that investors will likely have limited ability to sell their shares. As a result, we have established suitability standards which require investors to have either: (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Under these standards, net worth does not include your home, home furnishings or personal automobiles. In addition, our dealer manager will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our shares, (d) the background and qualifications of our Advisor and (e) the tax consequences of the investment. For additional information, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read the entire final prospectus and the current supplement(s), if any, accompanying the final prospectus.
•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included as Appendix A.
•	Deliver a check to SC Distributors, LLC, or its designated agent, for the full purchase price of the shares being subscribed for, along with the completed subscription agreement. Prior to our meeting the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for Sierra Income Corporation.” Subsequent to our meeting the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as agent for Sierra Income Corporation.” The initial minimum permitted purchase is $2,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account. The name of the participating dealer appears on the subscription agreement.
•	By executing the subscription agreement and paying the full purchase price for the shares subscribed for, each investor attests that he or she meets the minimum income and net worth standards as stated in the subscription agreement.

A sale of the shares may not be completed until at least five business days after the subscriber receives our final prospectus as filed with the SEC pursuant to Rule 497 of the Securities Act. Within ten business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. If we accept the subscription, we will mail a confirmation within three business days. We expect to close on subscriptions received and accepted by us on a semi-monthly basis. If for any reason we reject the subscription, we will promptly return the check and the subscription agreement, without interest (unless we reject your subscription because we fail to achieve the minimum offering) or deduction, within ten business days after rejecting it.

Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not raise gross offering proceeds of $2 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares of our common stock.

Share Liquidity Strategy

Within seven years following the completion of the offering period, we intend to seek to complete a liquidity event for our stockholders. We will view our offering stage as complete as of the termination date of our most recent public equity offering, which will include this offering and any follow-on offering. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions will be favorable during that timeframe. There can be no assurance that we will complete a liquidity event within this timeframe or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us. Prior to a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased as described below. See “Share Liquidity Strategy.”

Share Repurchase Program

During the term of this offering, we do not intend to list our shares on a securities exchange, and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited. Beginning 12 months after we meet the minimum offering requirement, we intend to commence a share repurchase program pursuant to which we will conduct quarterly share repurchases to allow our stockholders to sell their shares back to us at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares. Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. The limitations and restrictions relating to our share repurchase program may prevent us from accommodating all repurchase requests made in any quarter. See “Description of Our Capital Stock — Limited Repurchase Rights” and “Share Repurchase Program.”

In the event of the death or disability of a stockholder, we will repurchase the shares held by such stockholder at a price equal to the net value per share of our shares as disclosed in the periodic report we file with the SEC immediately following the date of the death or disability of such stockholder. See “Description of Our Capital Stock — Limited Repurchase Rights” and “Share Repurchase Program” for a description of certain limitations and restrictions relating to our requirement to repurchase shares in the event of the death or disability of a stockholder.

Advisor Fees

We will pay SIC Advisors a fee for its services under the Investment Advisory Agreement. The fee will consist of two components: a management fee and an incentive fee.

The management fee will be calculated at an annual rate of 2.0% of our gross assets and will be payable quarterly in arrears. The incentive fee will comprise the following three parts:

•	An incentive fee on net investment income, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 1.75%, or the preferred quarterly return, on adjusted capital. All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on our average adjusted capital in any quarter, will be payable to the Advisor. We refer to this portion of our subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income exceeds 2.1875% on our average adjusted capital in any quarter. For any quarter in which our pre-incentive fee net investment income exceeds 2.1875% on our average adjusted capital, the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.
•	An incentive fee on capital gains will be calculated and payable in arrears as of the end of each calendar year. It will equal 20% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.
•	A subordinated liquidation incentive fee will equal 20.0% of the net proceeds from a liquidation of Sierra Income in excess of adjusted capital, as calculated immediately prior to liquidation. For purposes of this computation, a liquidation will include any merger of the Company with another entity or the acquisition of substantially all of our stock or assets in a single or series of related transactions. Notwithstanding the foregoing, in accordance with the Investment Advisers Act of 1940, in no event will the subordinated liquidation incentive fees plus the cumulative incentive fees on capital gains during operations paid by us exceed 20% of the cumulative realized capital gains upon the funds of the Company (including capital gains realized upon any liquidation, merger or sale of substantially all of our stock or assets) over the life of the Company, computed net of all realized capital losses and unrealized capital depreciation.

The incentive fee may induce our Advisor to make investments on our behalf that are more risky or more speculative than would otherwise be the case. Similarly, because our management fee is calculated based upon our gross assets (including any borrowings for investment purposes), SIC Advisors may be encouraged to use leverage to make additional investments. See “Risk Factors — Risks Related to SIC Advisors and its Respective Affiliates — Our incentive fee may induce our Advisor to make speculative investments.” See “Investment Advisory Agreement and Fees.”

Administration

Medley is reimbursed for administrative expenses it incurs on our behalf. See “Administration Agreement and Fees.”

Conflicts of Interest

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the SEC permitting us to do so. Subject to this restriction on co-investments with affiliates, SIC Advisors will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with SIC Advisors’ allocation policies, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by SIC Advisors and its affiliates.

To the extent that we compete with entities managed by SIC Advisors or any of its affiliates for a particular investment opportunity, SIC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Advisers Act, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. SIC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by SIC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

The principals of SIC Advisors have historically managed investment vehicles with similar or overlapping investment strategies and have put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, SIC Advisors will apply the investment allocation policy.

We and SIC Advisors may submit an exemptive application to the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by SIC Advisors or affiliated advisers in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

In addition, under our incentive fee structure, SIC Advisors may benefit when we recognize capital gains and, because SIC Advisors determines when a holding is sold, SIC Advisors controls the timing of the recognition of capital gains. Also, because the base management fee that we will pay to SIC Advisors is based on our gross assets, SIC Advisors may benefit when we incur indebtedness.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at http://www.sierraincomecorp.com and on the SEC's website at http://www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Taxation of Our Company

We intend to elect to be treated, beginning with our first taxable year ending subsequent to the date that we commence investment operations, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Tax Matters.”

Company Information

Our administrative and executive offices are located at 375 Park Ave., 33rd Floor, New York, NY 10152, and our telephone number is (212) 759-0777. We maintain a website at http://www.sierraincomecorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. Risks involved in an investment in us include (among others) the following:

•	We are a new company and have no operating history. In addition, we have not identified specific investments that we will make with the proceeds of this offering. As a result, this offering may be deemed to be a “blind pool” offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing shares of our common stock.
•	Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objective.
•	Our shares will not be listed on a national securities exchange for the foreseeable future, which means there will be no public market for our securities during the offering period. You will have limited ability to sell your shares.

•	There are substantial conflicts among the interests of our investors, our interests and the interests of our Advisor, dealer manager and our respective affiliates regarding compensation, investment opportunities and management resources.
•	Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to stockholders.
•	Our dealer manager also serves as the dealer manager for the distribution of securities of other issuers, and may experience conflicts of interest as a result.
•	While we intend to conduct quarterly tender offers for a limited number of our common stock pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of achieving the minimum offering requirement, we may suspend or terminate the share repurchase program at any time.
•	Our investment in prospective portfolio companies may be risky, and we could lose all or part of our investment.
•	The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
•	We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.
•	A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
•	We have not established any limit on the extent to which we may use borrowings, our equity capital, or proceeds from this offering to fund distributions to stockholders, which may reduce the amount of capital we ultimately invest in assets, and there can be no assurances that we will be able to sustain distributions at any particular level. Our distributions may exceed our earnings, which we refer to as a return of capital, particularly during the period before we have substantially invested the net proceeds from this offering, which may result in commensurate reductions in net asset value per share. Accordingly, stockholders who receive the payment of a dividend or other distribution from us should not assume that such dividend or other distribution is the result of a net profit earned by us.
•	This is a “best efforts” offering and, if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make. As a result, our ability to diversify will be constrained.
•	Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses (sales load)
Sales load(1)	9.75%
Other Organization and Offering expenses(2)	1.25%
Distribution reinvestment plan fees(3)	None
Total stockholder transaction expenses	11.00%
Annual expenses (as a percentage of net assets attributable to common shares)(4)
Base Management fee(5)	3.00%
Incentive fees (20% of investment income and capital gains)(6)	0.00%
Interest payments on borrowed funds(7)	2.38%
Acquired fund fees and expenses(8)	0.00%
Other expenses(9)	1.87%
Total annual expenses	7.25%

(1)	As shares are sold, you will pay a maximum sales load of 9.75% for combined selling commissions and dealer manager fees to our dealer manager in accordance with the terms of the dealer manager agreement, which we refer to in this prospectus as the dealer manager agreement. Our dealer manager will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. In connection with the sale of shares by participating broker-dealers, our dealer manager will reallow and pay participating broker-dealers up to: (a) 7.0% of the gross proceeds from their allocated sales and (b) 2.75% for dealer manager fees. See “Plan of Distribution” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases.
(2)	The offering expense ratio reflects $1,875,000 of expected offering expenses to be paid by us, assuming we raise $150,000,000 in gross proceeds (or an expense ratio of 1.25%). If we raise only the minimum amount offered by this registration statement, or $2,000,000, our expense ratio is expected to be higher and may equal up to 5.25% of gross proceeds. We will target an offering expense ratio of 1.25%. The Company will reimburse the Advisor and its affiliates for these expenses, but only to the extent that the reimbursement would not cause the selling commission, dealer manager fee and other organization and offering expenses borne by the Company to exceed 15% of gross offering proceeds as of the date of reimbursement.
(3)	The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”
(4)	Amount assumes we sell $150,000,000 worth of our common stock in this offering which represents the amount we expect to sell during the twelve months following the commencement of the offering and also assumes we borrow funds equal to 50% of our estimated future net assets. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to meet the minimum offering requirement only, our expenses as a percentage of the offering price would be significantly higher. There can be no assurance that we will sell $150,000,000 worth of our common stock.
(5)	Our base management fee is calculated at an annual rate of 2.0%, based on our gross assets, and is payable quarterly in arrears. See “Investment Advisory Agreement and Fees.” If we borrow funds equal to 50% of net assets, our management fee in relation to our net assets would be higher because the management fee is calculated on the basis of our gross assets (which includes any borrowings for investment purposes).
(6)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year after completion of this offering. The incentive fees, if any, are divided into three parts:
(i)	a subordinated incentive fee on income, which, at a maximum, for any quarter in which our pre-incentive fee net investment income exceeds 2.1875% of our average adjusted capital, will equal 20% of the amount of our pre-incentive fee net investment income;

(ii)	an incentive fee on capital gains that will equal 20% of our capital gains, if any, less the aggregate amount of any previously paid incentive fee on capital gains; and
(iii)	a subordinated liquidation incentive fee that will equal 20.0% of the net proceeds from a liquidation of Sierra Income in excess of adjusted capital, as calculated immediately prior to liquidation. For purposes of this computation, a liquidation will include any merger of the Company with another entity or the acquisition of substantially all of our stock or assets in a single or series of related transactions. Notwithstanding the foregoing, in accordance with the Investment Advisers Act of 1940, in no event will the subordinated liquidation incentive fees plus the cumulative incentive fees on capital gains during operations paid by us exceed 20% of the cumulative realized capital gains upon the funds of the Company (including capital gains realized upon any liquidation, including a merger or sale of substantially all of our stock or assets) over the life of the Company, computed net of all realized capital losses and unrealized capital depreciation.

The incentive fees are based on our performance and will not be paid unless we achieve certain goals. We will record an expense accrual relating to the capital gains incentive fee payable by us to our investment advisor (but not pay) when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to our investment advisor if we were to sell our investment portfolio at such time other than in connection with a liquidation. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income or generate capital gains through our investments in portfolio companies. See “Investment Advisory Agreement and Fees” for more information concerning the incentive fees.

(7)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50% of our estimated future net assets and that the average annual interest rate on the amount borrowed is 4.75%.

Our ability to incur leverage during the twelve months following the commencement of this offering depends, in large part, on whether we meet our minimum offering requirement and, if so, the amount of money we are able to raise through the sale of shares registered in this offering.

(8)	As we have no intention of investing in the securities or other investment instruments of registered investment companies, BDCs or other investment funds, in the initial 12-month period of our investment operations following the date we meet our minimum offering requirement, we have not included any such expenses in this line item.
(9)	Other Expenses, including expenses incurred in connection with administering our business, are based on estimated amounts for the initial 12-month period of our investment operations following the date we meet our minimum offering requirement. See “Discussion of Expected Operating Plans — Expenses.”

Example

We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our common stock. In calculating the following expense amounts, we have assumed that: (1) we have indebtedness equal to 50% of our estimated future net assets, (2) our annual operating expenses remain at the levels set forth in the table above, (3) the annual return on investment before fees and expenses is 5%, as required by the SEC, (4) the net return after payment of fees and expenses is distributed to stockholders and reinvested at net asset value, and (5) subscribers to our shares will pay an up-front selling commission of up to 7.0% and a dealer manager fee of up to 2.75% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income:(4)	$175	$300	$422	$708
You would pay the following expenses on a $1,000 investment, assuming 5% annual return from realized capital gains:	$187	$337	$482	$823

While the example assumes a 5% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5%. This example should not be considered a representation of your future expenses and actual expenses may be greater or less than those shown. The subordinated incentive fee on income under our Investment Advisory Agreement is unlikely to be material, assuming that the 5% annual return is generated entirely from investment income. If the 5% annual return is generated partly or entirely from realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would likely be incurred. See “Investment Advisory Agreement and Fees” for information concerning incentive fees. If we achieve sufficient returns on our investments to trigger an incentive fee on income of a material amount, both our distributions to our common stockholders and our expenses would likely be higher.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISOR

The dealer manager receives compensation for services relating to this offering, and we compensate SIC Advisors for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income, the incentive fee on capital gains and the subordinated liquidation incentive fee are calculated, see “Investment Advisory Agreement and Fees — Investment Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)
	Fees to the Dealer Manager
Sales Load
Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to participating broker-dealers.	$105,000,000
Dealer manager fee(2)	Up to 2.75% of gross proceeds, all or a portion of which may be reallowed to participating broker-dealers.	$41,250,000
	Reimbursement to Our Investment Advisor
Other organization and offering expenses(3)	We reimburse SIC Advisors for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organizational and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be approximately $18,750,000, or 1.25% of the gross offering proceeds, if we use the maximum amount offered.	$18,750,000
	Investment Advisor Fees
Base management fee	The base management fee is calculated at an annual rate of 2.0% of our gross assets and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of SIC Advisors. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as SIC Advisors shall determine.	$30,000,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)
Subordinated incentive fee on income	The subordinated incentive fee on income is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subordinated to a preferred return on adjusted capital equal to 1.75% per quarter (an annualized rate of 7.0%).(4) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 1.75%, or the preferred quarterly return, on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the preferred quarterly return, but less than 2.1875%, the subordinated incentive fee on income shall equal the amount of pre-incentive fee net investment income in excess of the preferred quarterly return. This fee is referred to as the catch-up(5) and provides an increasing fee, but is in no event greater than the 20% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 1.75% to a 2.1875% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.1875% of adjusted capital, the subordinated incentive fee on income shall equal 20% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital shall mean cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non- liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The Company has not achieved performance sufficient to realize subordinated incentive fee on income to date. The amount of subordinated incentive fee on income will be disclosed by the Company in its quarterly and annual reports filed with the SEC under the Securities Exchange Act of 1934, or the Exchange Act.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)
Incentive fee on capital gains	An incentive fee on capital gains earned on our investments will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) and will equal 20% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The amount of any incentive fee on capital gains earned on our investments will be disclosed by the Company in its quarterly and annual reports filed with the SEC under the Exchange Act.
Subordinated liquidation incentive fee	The subordinated liquidation incentive fee will equal 20.0% of the net proceeds from a liquidation of Sierra Income in excess of adjusted capital, as measured immediately prior to liquidation. For purposes of this computation, a liquidation will include any merger of the Company with another entity or the acquisition of substantially all of our stock or assets in a single or series of related transactions. Notwithstanding the foregoing, in accordance with the Investment Advisers Act of 1940, in no event will the subordinated liquidation incentive fees plus the cumulative incentive fees on capital gains during operations paid by us exceed 20% of the cumulative realized capital gains upon the funds of the Company (including capital gains realized upon any liquidation, including a merger or sale of substantially all of our stock or assets) over the life of the Company, computed net of all realized capital losses and unrealized capital depreciation.	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company and the amount ultimately realized by the Company upon liquidation.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)
Other Expenses
Other operating expenses	We will reimburse the expenses incurred by Medley in connection with its provision of administrative services provided to us, including the compensation payable by Medley to our chief financial officer, our chief compliance officer and other administrative personnel of Medley. We will not reimburse SIC Advisors or any third-party consultant engaged by it for personnel costs in connection with services for which SIC Advisors receives a separate fee. In addition, we do not reimburse SIC Advisors for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of SIC Advisors.	We have estimated these annual expenses to be approximately $2,500,000. Actual amounts may be lower or higher than this.

(1)	Assumes all shares are sold at the current offering price of $10.00 per share with no reduction in selling commissions or dealer manager fees.
(2)	The selling commissions and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisors or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.
(3)	The organizational and offering expense reimbursement consists of costs incurred by SIC Advisors and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our participating broker-dealers, marketing expenses, salaries and direct expenses of SIC Advisors’ employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. We also will pay a $25.00 fee per subscription agreement to Strategic Capital Advisory Services, Inc., an affiliate of our dealer manager and Strategic Capital, for reviewing and processing subscription agreements. Any such reimbursements will not exceed actual expenses incurred by SIC Advisors. SIC Advisors is responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed 5.25% of the aggregate proceeds from the offering, without recourse against or reimbursement by us.
(4)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in an increase in the amount of incentive fees payable to SIC Advisors.
(5)	As the quarterly pre-incentive fee net investment income rises from 1.75% to 2.1875%, the “catch-up” feature allows SIC Advisors to recoup the fees foregone as a result of the existence of the investor’s preferred quarterly return.

See “Investment Advisory Agreement and Fees” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to SIC Advisors, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS

Q:	What are BDCs?
A:	BDCs are closed-end funds that elect to be treated as BDCs under the 1940 Act. As such, BDCs are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act and Exchange Act. BDCs typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes if they so choose.
Q:	What is a RIC?
A:	A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders as taxable distributions. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain and maintain RIC tax treatment, a company must distribute to its stockholders for each taxable year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.
Q:	What is a “best efforts” securities offering and how long will this securities offering last?
A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell such shares. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the shares of common stock. We intend to file post-effective amendments to this registration statement, which will be subject to SEC review, to allow us to continue this offering for two years from the date of this prospectus, unless extended. Under certain conditions, we may decide to extend this offering beyond two years.
Q:	When will you accept and close on subscriptions?
A:	We are expecting to close on subscriptions received and accepted by us on a semi-monthly basis.
Q:	Who can buy shares of common stock in this offering?
A:	In general, you may buy our common stock pursuant to this prospectus if you have either (1) net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor's overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder's overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of SIC Advisors and (e) the tax consequences of the investment.

Generally, you must purchase at least $2,000 of our shares. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates may also purchase our common stock. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q:	Who will choose which investments to make?
A:	All investment decisions will be made by SIC Advisors and will require the unanimous approval of its investment committee. The members of SIC Advisors’ investment committee are Messrs. Seth Taube, Comizio, Fentress, Brook Taube and Schmuckler. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance. Our board of directors will annually review the compensation we pay to SIC to determine that the provisions of the investment advisory agreement are carried out.
Q:	What is the experience of SIC Advisors?
A:	Our investment activities are managed by SIC Advisors, who oversees the management of our activities and the day-to-day management of our investment operations. SIC Advisors is an affiliate of Medley. SIC Advisors' senior management team has significant experience across private lending, private equity and real estate investing, including experience advising and managing a BDC through their management of MCC. See “Management” for more information on the experience of the members of the senior management team.
Q:	How long will this offering last?
A:	This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for two years from the date of this prospectus, unless extended. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Your ability to submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.
Q:	What happens if you do not raise a minimum of $2,000,000 in this offering?
A:	We will not sell any shares unless we sell a minimum of $2,000,000 in common stock, all of which must be from persons who are not affiliated with us or SIC Advisors, by , 2012 (one year from the date of this prospectus). Purchases by our directors, officers and any affiliates of us or SIC Advisors will not count toward meeting this minimum threshold. Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers' benefit, pending release to us. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest) to subscribers, and we will stop this offering. We will not deduct any fees if we return funds from the escrow account. If we meet the minimum offering amount requirement, the proceeds held in escrow, plus interest, will be released to us. In addition, pursuant to a private placement of our common stock to certain of our affiliates, we expect to issue an aggregate of approximately 100,000 shares of our common stock for aggregate proceeds of approximately $1,000,000, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $3,000,000. See “Plan of Distribution.”
Q:	Will I receive a stock certificate?
A:	No. Our board of directors has authorized the issuance of shares of our capital stock without stock certificates. All shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs and transfer agency costs.

Q:	Can I invest through my IRA, SEP or after-tax deferred account?
A:	Yes, subject to the suitability standards. A custodian, trustee or other authorized person must process and forward to us subscriptions made through individual retirement accounts, or IRAs, simplified employee pension plans, or SEPs, or after-tax deferred accounts. In the case of investments through IRAs, SEPs or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee or other authorized person. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.
Q:	What kinds of fees will I be paying?
A:	There are two types of fees that you will incur. First, there are stockholder transaction expenses that are a one-time up-front fee. They are calculated as a percentage of the public offering price and made up of selling commissions, dealer manager fees and offering expenses. Second, as an externally managed BDC, we will also incur various recurring expenses, including the management fees and incentive fees that are payable under our Investment Advisory Agreement and administrative costs that are payable under our Administration Agreement. See “Fees and Expenses,” “Investment Advisory Agreement and Fees” and “Administration Agreement and Fees” for more information.
Q:	How will the payment of fees and expenses affect my invested capital?
A:	The payment of fees and expenses will reduce: (1) the funds available to us for investments in portfolio companies, (2) the net income generated by us, (3) funds available for distribution to our stockholders and (4) the net asset value of your shares of common stock.
Q:	Are there any restrictions on the transfer of shares?
A:	No. Shares of our common stock will have no preemptive rights and will be freely transferable. We do not intend to list our securities on any securities exchange, and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors — Risks Related to an Investment in Our Common Stock.”
Q:	Will I be able to sell my shares of common stock in a secondary market?
A:	We do not intend to list our shares on a securities exchange during the offer period, and do not expect a public market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares, stockholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.
Q:	Will I otherwise be able to liquidate my investment?
A:	We intend to seek to complete a liquidity event for our stockholders within seven years following the expiration of the offering period, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our common shares on a national securities exchange or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe.

In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your common shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the common shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.
Q:	Will the distributions I receive be taxable?
A:	Yes. Although we intend to qualify as a RIC and generally not pay federal corporate-level taxes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits, or return of capital, first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. See “Tax Matters.”
Q:	When will I get my detailed tax information?
A:	We intend to send to each of our non-corporate U.S. stockholders, within 75 days after the end of each calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.
Q:	Who can help answer my questions?
A:	If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

SC Distributors, LLC
610 Newport Center Drive
Suite #350
Newport Beach, CA 92660
949-706-8640

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a new company and have no operating history.

We were formed on June 14, 2011, and will not commence operations until we meet our minimum offering requirement of selling, in aggregate, $2,000,000 in common stock to purchasers not affiliated with us or SIC Advisors. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

We have not identified any specific investments that we will make with the proceeds from this offering. As a result, this offering may be deemed to be a “blind pool” offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing shares of our common stock.

Neither we nor our Advisor have presently identified, made, or contracted to make investments on our behalf. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing shares of our common stock. You must rely on our Advisor and our board of directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments rather than evaluating our investments in advance of purchasing shares. Because investors are not able to evaluate our investments in advance of purchasing shares of our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover.

Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Economic activity continues to be somewhat subdued as unemployment rates remain high. Despite this, capital has steadily flowed into the financial markets since the height of the credit crisis, as general risk aversion has subsided. As a result, corporate interest rate risk premiums, otherwise known as credit spreads, declined significantly throughout most of 2009 and 2010. However, credit spreads remain above historical averages, particularly in the debt market. The improving economic and market conditions which have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets. Such a reversal could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis that began in 2007, securitized investment vehicles, hedge funds and other highly leveraged non-bank financial institutions comprised the majority of the market for purchasing and holding senior and subordinated debt. As the trading price of the loans underlying these portfolios began to deteriorate beginning in the first quarter of 2007, we believe that many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, widespread redemption requests, and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the medium- and large-sized U.S. corporate debt market may experience similar disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on our Advisor’s ability to manage and support our investment process. If the Advisor was to lose a significant number of its key professionals, our ability to achieve our investment objective could be significantly harmed.

We have no internal management capacity or employees other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Advisor to achieve our investment objective. Our Advisor will evaluate, negotiate, structure, execute, monitor, and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our Advisor, including its key professionals. The departure of a significant number of our Advisor’s key professionals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective also depends on the ability of our Advisor to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Advisor may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Advisor may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

In addition, the Investment Advisory Agreement has termination provisions that allow the agreement to be terminated by us on 60 days’ notice or SIC Advisors on 120 days’ notice without penalty.

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our offering. We may not be able to pay you distributions, or be able to sustain them once we begin declaring distributions, and our distributions may not grow over time. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets) and there can be no assurance that we will be able to sustain distributions at any particular level.

Subject to our board of directors’ discretion and applicable legal restrictions, we expect to authorize and pay distributions monthly beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We expect to pay these distributions out of assets legally available for distribution. However, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in portfolio companies. Accordingly, stockholders who receive the payment of a dividend or other distribution from us should not assume that such dividend or other distribution is the result of a net profit earned by us.

Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that SIC Advisors will depend on its relationships with corporations, financial institutions and investment firms, and we will rely indirectly to a significant extent upon these relationships to provide us with potential investment opportunities. If SIC Advisors fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom SIC Advisors have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in our target market of privately owned U.S. companies. As a result of these new entrants, competition for investment opportunities in privately owned U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure criteria. If we are forced to match these criteria to make investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also we may not be able to identify and make investments that are consistent with our investment objective.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There is not a public market or active secondary market for many of the securities of the privately held companies in which we intend to invest. The majority of our investments will not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and our Advisor has a conflict of interest in making the determination. We expect to value these securities quarterly at fair value as determined in good faith by our board of directors based on input from our Advisor and our audit committee. Our board of directors may utilize the services of an independent third-party valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our board of directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments. See “Determination of Net Asset Value.”

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to our stockholders.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state, and federal level. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Advisor. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. We anticipate that, beginning with our fiscal year ending December 31, 2012, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing, and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as indicative of performance in future periods. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other stockholders.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “Determination of Net Asset Value.”

We are uncertain of our sources for funding our future capital needs. If we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our RIC status. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See “Tax Matters.”

If we internalize our management functions, your interest in us could be diluted, we could incur other significant costs associated with being self-managed and may not be able to retain or replace key personnel, and we may have increased exposure to litigation as a result of internalizing our management functions.

We may internalize management functions provided by our Advisor. Our board of directors may decide in the future to acquire assets and personnel from our Advisor or its affiliates for consideration that would be negotiated at that time. There can be no assurances that we will be successful in retaining our Advisor’s key personnel in the event of a management internalization transaction. In the event we were to acquire our Advisor we cannot be sure of the form or amount of consideration or other terms relating to any such acquisition, which could take many forms, including cash payments, promissory notes and/or shares of our stock. The payment of such consideration could reduce our net investment income.

We cannot reasonably estimate the amount of fees to our Advisor we would avoid paying, and the costs we would incur, if we acquired these entities, or acquired assets and personnel from these entities. If the expenses we assume as a result of management internalization are higher than the expenses we avoid paying to our Advisor, our net investment income would be lower than it otherwise would have been had we not acquired these entities, or acquired assets and personnel from these entities.

Additionally, if we internalize our management functions, we could have difficulty integrating these functions. Currently, the officers and associates of Medley perform general and administrative functions, including accounting and financial reporting. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could result in our incurring additional costs and divert our management’s attention from effectively managing our portfolio or our operations.

In recent years, management internalization transactions have been the subject of stockholder litigation. Stockholder litigation can be costly and time-consuming, and there can be no assurance that any litigation expenses we might incur would not be significant or that the outcome of litigation would be favorable to us. Any amounts we are required to expend defending any such litigation will reduce our net investment income.

Risks Related to SIC Advisors and its Respective Affiliates

Our dealer manager may face conflicts of interest as a result of a compensation arrangement between one of its affiliates and SIC Advisors.

In exchange for the provision of certain non-investment advisory services to SIC Advisors, and pursuant to a written agreement, an affiliate of the dealer manager, Strategic Capital, is entitled to receive 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment advisor. The purpose of this arrangement is to permit our Advisor to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital holds a non-voting interest in SIC Advisors which entitles it to 20% of the net proceeds received in connection with the sale or other strategic transaction involving SIC Advisors.

As a result this compensation arrangement, our dealer manager will have a financial interest in the performance of the assets recommended by SIC Advisor. The dealer manager may face conflicts of interest as a result and may create an incentive for the dealer manager to influence our Advisor to select investments that may not be in our best interest.

SIC Advisors has limited experience managing a BDC or a RIC.

While the principals of SIC Advisors consists of the same personnel that formed MCC Advisors LLC, the investment adviser to Medley Capital Corporation, a publicly-traded BDC, SIC Advisors is a newly-formed entity with no prior experience managing a BDC or a RIC. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of BDC and RICs that do not apply to the other types of investment vehicles that compete with us. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. SIC Advisors’ limited experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

SIC Advisors and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us, which could result in actions that are not in the best interests of our stockholders.

SIC Advisors and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow SIC Advisors to earn increased asset management fees. In addition, because the base management fee that we will pay to SIC Advisors is based on our gross assets, SIC Advisors may benefit when we incur indebtedness.

The time and resources that individuals associated with SIC Advisors devote to us may be diverted, and we may face additional competition due to the fact that SIC Advisors is not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

SIC Advisors is not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. As a result, the time and resources that our Advisor devotes to us may be diverted, and during times of intense activity in other programs it may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity for the same investors and investment opportunities. While we may co-invest with such investment entities to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. As a result, we and our Advisor may apply for exemptive relief from the SEC under the 1940 Act, which, if granted, would allow additional latitude to co-invest. However, there is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we will be limited in our ability to invest in certain portfolio companies in which the Advisor or any of its respective affiliates are investing or are invested. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by the Advisor or its respective affiliates prior to receipt of such relief. Affiliates of SIC Advisors, whose primary business includes the origination of investments, engage in investment advisory businesses with accounts that compete with us. Affiliates of SIC Advisors have no obligation to make their originated investment opportunities available to us.

We may be obligated to pay our Advisor incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles SIC Advisors to receive an incentive fee based on our net investment income regardless of any capital losses. In such case, we may be required to pay SIC Advisors an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. SIC Advisors is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a subsequent default, and such circumstances would result in our paying an incentive fee on income we never receive.

For federal income tax purposes, we are required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash (such as deferred interest that is accrued as original issue discount) and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of being a RIC, see “Tax Matters.”

Our incentive fee may induce our Advisor to make speculative investments.

The incentive fee payable by us to SIC Advisors may create an incentive for SIC Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage SIC Advisors to use leverage to increase the return on our investments. In addition, the fact that our management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage SIC Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment advisor. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by our Advisor or its respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, invest alongside our Advisor and its affiliates’ other clients, including other entities they manage in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. We may also invest alongside an Advisor’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the Advisor’s allocation policies. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief, if any, granted to us by the SEC, our Advisor will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to us. We and our Advisor may apply for exemptive relief from the SEC to permit us greater flexibility to co-invest with our affiliates’ other clients in a manner consistent with our investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors. However, there is no assurance that we will obtain such SEC exemptive relief.

If we do not obtain exemptive relief from the SEC to allow us to co-invest alongside affiliates of our Advisor, we may be required to adjust our investment strategy.

Our investment strategy contemplates that we will focus on investing capital in transactions that are sourced by our Advisor. Transactions sourced by our Advisor may be privately negotiated and sourced on a proprietary basis. Because our Advisor may manage other investment funds whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of our Advisor. We generally will not be permitted to co-invest alongside affiliates of our Advisor in privately negotiated transactions unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. We and our Advisor may seek an exemptive order from the SEC, although there is no assurance that we will obtain the requested relief. In the event the SEC does not grant us relief, we will only participate in co-investments that are allowed under existing regulatory guidance, which would reduce the amount of transactions in which we can participate and make it more difficult for us to implement our investment objective. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by the Advisor or its respective affiliates, including during the period prior to receiving such relief.

We may make investments that could give rise to a conflict of interest.

We do not expect to invest in, or hold securities of, companies that are controlled by our affiliates’ other clients. However, our affiliates’ other clients may invest in, and gain control over, one of our portfolio companies. If our affiliates’ other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Advisor may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Advisor may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, our Advisor may choose to exit these investments prematurely and, as a result, we would forego any positive returns associated with such investments. In addition, to the extent that another client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.

Risks Related to BDCs

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition, and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

As a result of the annual distribution requirement to qualify as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We may borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC, which would generally result in a corporate-level tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

In addition, we anticipate that as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We would not treat the debt issued by such a subsidiary as senior securities.

Risks Related to our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors.

•	Senior Secured Debt and Second Lien Secured Debt. When we invest in senior secured term debt and second lien secured debt, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our security interest could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt security. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the investment terms, or at all, or that we will be able to collect on the investment should we be forced to enforce our remedies.
•	Subordinated Debt. Our subordinated debt investments will generally be subordinated to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

•	Equity Investments. We expect to make selected equity investments. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Most loans in which we invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Loans rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

To the extent original issue discount constitutes a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability.
•	Original issue discount instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.
•	For accounting purposes, cash distributions to stockholders representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income comes from the cash invested by the stockholders, the 1940 Act does not require that stockholders be given notice of this fact.
•	In the case of payment-in-kind, or PIK, “toggle” debt, the PIK election has the simultaneous effects of increasing the assets under management, thus increasing the base management fee, and increasing the investment income, thus increasing the incentive fee.
•	Original issue discount creates risk of non-refundable cash payments to the Advisor based on non-cash accruals that may never be realized.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Subordinated liens on collateral securing debt that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Although we intend to generally structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company or a representative of us or SIC Advisors sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to, or exercise control or influence over the board of directors of, the borrower.

We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, may not be able to dispose of our interest in our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our stockholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our stockholders.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured debt. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

Since the third quarter of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. The financial services sector has been negatively impacted by significant write-offs as the value of the assets held by financial firms has declined, impairing their capital positions and abilities to lend and invest. Such value declines were exacerbated by widespread forced liquidations. Such forced liquidations impacted many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets and caused extreme economic uncertainty.

While financial conditions appear to have improved since March 2009, financial markets continue to experience disruption and volatility, economic activity has remained subdued and corporate interest rate risk premiums remain at historically high levels, particularly in the loan and high-yield bond markets, resulting in illiquidity in parts of the capital markets. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition, results of operations and cash flows. In addition, unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. Future financial market uncertainty could also lead to further financial market disruptions and could further impact our ability to obtain financing. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;
•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and
•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of the Advisor’s management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These privately negotiated over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Also, under the 1940 Act, if there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our board of directors. As a result if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, SIC Advisors or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of SIC Advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with BDC requirements, or we desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by SIC Advisors’ allocation policies. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Risks Relating to Debt Financing

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our stockholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. In addition, our stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Advisor.

We may use leverage to finance our investments. The amount of leverage that we employ will depend on our Advisor and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to stockholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Advisor’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. The amount of leverage that we will employ will be subject to oversight by our board of directors, a majority of whom will be independent directors with no material interests in such transactions.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. Since we may use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.

In addition, due to the continuing effects of the prolonged economic crisis and recession that began in 2007, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, our portfolio companies with adjustable-rate debt could see their payments increase and there may be a significant increase in the number of our portfolio companies who are unable or unwilling to repay their debt. Investments in companies with adjustable-rate debt may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our investments with fixed rates may decline in value because they are locked in at below market yield.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to an Investment in our Common Stock

The success of this offering is dependent, in part, on the ability of the dealer manager to implement its business strategy, to hire and retain key employees and to successfully establish, operate and maintain a network of broker-dealers. Our dealer manager also serves as the dealer manager for the distribution of securities of other issuers and may experience conflicts of interest as a result.

The success of this offering and our ability to implement our business strategy is dependent upon the ability of our dealer manager to hire and retain key employees, establish, operate and maintain a network of licensed securities broker-dealers and other agents and implement its business strategy. If the dealer manager is unable to hire qualified employees, build a sufficient network of broker-dealers and implement its business strategy, we may not be able to raise adequate proceeds through this offering to implement our investment strategy.

In addition, the dealer manager serves as the dealer manager for or participate in the distribution of the securities of other issuers. To the extent that our dealer manager serves as dealer manager for other issuers, the dealer manager may experience conflicts of interest in allocating its time between this offering and such other issuers, which could adversely affect our ability to raise adequate proceeds through this offering and implement our investment strategy. Further, the participating broker-dealers retained by the dealer manager may have numerous competing investment products, some with similar or identical investment strategies and areas of focus as us, which they may elect to emphasize to their retail clients.

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.

After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. As a result, your purchase price may be higher than the prior subscription closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior subscription closing price. See “Determination of Net Asset Value.”

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

The purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. In the event of a decrease to our net asset value per share, you could pay a premium of more than 5% for your shares of common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%. See “Plan of Distribution.”

If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

Our continuous offering is being made on a best efforts basis, whereby our dealer manager and participating broker-dealers are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Our shares are not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our stockholders will have limited liquidity and may not receive a full return of invested capital upon selling their shares.

Our shares are illiquid investments for which there is not a secondary market nor is it expected that any will develop in the future. Within seven years following the completion of the offering period, we intend to seek to complete a liquidity event for our stockholders. A future liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as a listing, would allow us to retain our investment portfolio intact while providing our stockholders with access to a trading market for their securities.

While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions will be favorable during that timeframe. Prior to a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased.

Also, since a portion of the public offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by the stockholders will not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to participation in our share repurchase program.

If our shares are listed on a national securities exchange or quoted through a quotation system, we cannot assure you a public trading market will develop or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock, if listed, will trade at, above or below net asset value.

Our dealer manager in our continuous offering may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objective. Our ability to conduct our continuous offering successfully is dependent, in part, on the ability of our dealer manager to successfully establish, operate and maintain relationships with a network of broker-dealers.

There is no assurance that our dealer manager will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our dealer manager to establish and maintain relationships with a network of licensed securities broker-dealers and other agents to sell our shares. If our dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We intend to offer to repurchase your shares on a quarterly basis, subject to certain restrictions and limitations. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

Beginning 12 months after we meet the minimum offering requirement, we intend to commence share repurchases, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, to allow you to sell back your shares to us on a quarterly basis at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase. The share repurchase program will include numerous restrictions that will limit your ability to sell your shares. Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable period to repurchase shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. In addition, our board of directors may suspend or terminate the share repurchase program. We will notify you of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you. In addition, even if we implement a share repurchase program, we will have discretion to suspend or terminate the program, and to cease repurchases. Further, the program may have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her shares.

We intend to seek to complete a liquidity event for our stockholders within seven years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors. We expect that our board of directors, in the exercise of the requisite standard of care applicable to directors under Maryland law, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in the best interests of our stockholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors paid an offering price that includes the related sales load and to the extent investors have the ability to sell their shares pursuant to our share repurchase program, then the price at which an investor may sell shares, which will be at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns, which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our articles of incorporation authorizes us to issue up to 250,000,000 shares of common stock. Pursuant to our articles of incorporation, a majority of our entire board of directors may amend our articles of incorporation to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board may elect to sell additional shares in the future, issue equity interests in private offerings, or issue share-based awards to our independent directors or persons associated with the Advisor. To the extent we issue additional equity interests at or below net asset value, after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the net asset and fair value of his or her shares.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you will experience dilution.

Preferred stock could be issued with rights and preferences that would adversely affect holders of our common stock.

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval, which could potentially adversely affect the interests of existing stockholders. In the event we issue preferred stock, this prospectus will be supplemented accordingly; however, doing so would not require a stockholder vote, unless we seek to issue preferred stock that is convertible into our common stock.

Certain provisions of the Maryland Corporation Law could deter takeover attempts.

Our bylaws exempt us from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If our board of directors were to amend our bylaws to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. Although we do not presently intend to adopt such an amendment to our bylaws, there can be no assurance that we will not so amend our bylaws at some time in the future. We will not, however, amend our bylaws to make us subject to the Maryland Control Share Acquisition Act without our board of directors determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to that determination.

Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our board of directors may also, without stockholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Investing in our common stock involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
•	loss of RIC or BDC status;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;
•	departure of either of SIC Advisors or certain of its respective key personnel;
•	general economic trends and other external factors; and
•	loss of a major funding source.

The price which the investor pays for our shares may not reflect the current net asset value of the Company at the time of his or her subscription.

If our net asset value increases above our net proceeds per share as stated in this prospectus, we intend to sell our shares at a higher price as necessary to ensure that shares are not sold at a net price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Also we will file a supplement to the prospectus with the SEC, or amend our registration statement if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. Therefore, the net proceeds per share, net of all sales load, from a new investor may be in excess of the then current net asset value per share.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Tax Matters.”

The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We would also be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement during each calendar year in order to avoid a 4% excise tax on the amount of the under-distribution. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus may constitute forward-looking statements because they relate to future events or our future financial conditions. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions. The use of forecasts in this offering is prohibited. Any representations to the contrary or any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in us is not permitted. The forward-looking statements contained in this prospectus involve risks and uncertainties, including, but not limited to, statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	changes in the economy;
•	risk associated with possible disruptions in our operations or the economy generally;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with SIC Advisors and its affiliates;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of SIC Advisors to locate suitable investments for us and to monitor and administer our investments;
•	the ability of SIC Advisors and its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a BDC; and
•	the effect of changes in laws or regulations affecting our operations or to tax legislation and our tax position.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

INVESTMENT OBJECTIVE AND POLICIES

General

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of SIC Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe that a flexible approach to investing allows us to take advantage of the opportunities throughout the capital structure that offer the most favorable risk/reward characteristics.

We will seek to invest primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors. We anticipate that a substantial portion of our portfolio will consist primarily of senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

Investment sizes will vary as our capital base changes and will ultimately be at the discretion of SIC Advisors subject to oversight by our board of directors. Prior to raising significant capital, we may make smaller investments and focus on syndicated leveraged loans and high-yield bonds.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include sales of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Investment Objective

Our investment objective is to provide our stockholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by:

•	utilizing the strong investment expertise and sourcing network of SIC Advisors and its affiliates;
•	being disciplined in selecting opportunities that offer favorable risk/reward characteristics;
•	investing primarily in the debt of privately owned, small and middle market U.S. companies with a focus on transactions sourced through the network of SIC Advisors;
•	focusing primarily on mature businesses which have long track records of stable cash flow and that have material equity investments from well-known owners;
•	seeking portfolio companies that we believe have strong, existing management teams with incentives that closely align their interests with the long-term performance of the business, such as through equity ownership; and
•	adhering to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring.

Characteristics of Investments

While we intend to consider each investment opportunity independently, we generally will focus on companies that share the following characteristics:

•	Enterprise Size. We will seek to provide capital to small and middle market companies that have defensible market positions, stronger franchises and operations and better credit characteristics relative to their peers. Although there are no strict lower or upper limits on the enterprise value of a company in which we may invest, we expect to focus on companies with enterprise values ranging from $50 million to $4 billion.
•	Capital Structure. We anticipate that our portfolio will consist primarily of senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We will seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.
•	Management Team. We intend to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We expect to favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.
•	Stage of Business Life Cycle. We intend to seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.
•	Industry Focus. While we will consider opportunities within all industries, we expect to prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we will seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. We expect to give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.
•	Geography. As a BDC under the 1940 Act, we will focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we will consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each company in which we invest.

Investment Types

Our investment approach will focus primarily on investments in senior debt securities and, to a lesser extent, subordinated debt securities. Our debt investments may have various levels of security or may be unsecured. We may seek to invest in common or preferred equity as deemed appropriate by SIC Advisors. SIC Advisors will seek to manage our allocation between investment types as market conditions change. These investment types are summarized in the subsections below.

In addition to the investments noted above, we may invest up to 30% of our portfolio in opportunistic investments, including, but not limited to, high-yield bonds, private equity investments, distressed debt investments and securities of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. We also may invest in debt securities of middle-market companies located outside of the United States. All investments by us will be subject to oversight by our board of directors, a majority of whom will be independent directors with no material interests in such transactions.

Senior Secured Debt

We intend to provide senior debt financing to our portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and may provide for limited principal payments in the first few years of the term. We will generally seek to obtain security interests in the assets of the portfolio company, which will serve as collateral in support of the repayment of our senior debt investments. This collateral is expected to take the form of senior priority liens on the assets of the portfolio company. Our senior debt investments may bear interest at fixed or floating rates. Floating rates are expected to be set at a margin to the London Interbank Offer Rate, or LIBOR.

Second Lien Secured Debt

We may provide second-lien secured debt financing to our portfolio companies. We anticipate structuring these investments as junior secured debt that have stated terms of three to ten years. We intend to obtain security interests in the assets of these portfolio companies that will serve as collateral in support of the repayment of such debt. This collateral may take the form of second-priority liens on the assets of a portfolio company and we may enter into an intercreditor agreement with the holders of the portfolio company’s senior secured debt. These investments typically provide for moderate debt amortization in the initial years, with the majority of the amortization deferred until maturity. Our second-lien secured debt investments may bear interest at fixed or floating rates. Floating rates are expected to be set at a margin to LIBOR.

Subordinated Debt

We may provide subordinated debt financing to portfolio companies. We expect the subordinated debt we invest in will generally have stated terms of five to ten years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years. We expect that most of this subordinated debt will either be unsecured or collateralized by a subordinated lien on some or all of the assets of the borrower. This subordinated debt may bear interest at fixed or floating rates. In either event, we expect to structure our subordinated debt investments with relatively high interest rates that provide us with significant current interest income. In some cases we may invest in subordinated debt that, as defined by its terms, converts into equity or additional debt securities or initially defers interest payments.

Our subordinated debt investments may include equity features, such as warrants or options to buy a significant common equity ownership interest in the portfolio company. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. We will also seek to obtain registration rights in connection with these equity interests that enhance transferability.

We expect to hold many of our subordinated debt investments until maturity or repayment, but we may sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of the issuer, or if there is an attractive opportunity to sell the investment in a secondary market transaction. Occasionally, we may sell some or all of our subordinated debt or equity interests in a portfolio company to a third-party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

Equity

We may acquire equity, in the form of preferred or common equity, in connection with a buyout or recapitalization of a portfolio company or an investment in its debt. With respect to equity investments, we intend to target an investment return substantially higher than our investments in senior or subordinated debt. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

Preferred equity generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer’s common stock, but ranks junior to debt securities in an issuer’s capital structure. Preferred equity generally pays dividends in cash (or additional shares of preferred equity) at a defined rate, but unlike interest payments on debt securities, preferred equity dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred equity may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred equity, no dividends may be paid on the issuer’s common stock until all unpaid preferred equity dividends have been paid. Preferred equity may also be subject to optional or mandatory redemption provisions. Generally, common equity does not have any current income and its full value is realized, if at all, upon the sale of the business or following the portfolio company’s initial public offering.

Loans and Loan Participations and Assignments

We may also invest in loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders or co-lenders, usually banks, lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. Interests that we acquire may take the form of an assignment, which creates a direct or co-lending relationship with the corporate borrower or a participation in the seller’s share of the loan which places us in privity with the lender, but not the borrower. However, when we act as co-lender in connection with an assignment, we would expect to have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest.

For purposes of certain investment limitations pertaining to diversification of our portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where we do not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between us and the borrower will be deemed issuers of a loan participation.

Temporary Investments

Pending investment in the debt of private companies, we intend to invest our cash primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment. We expect to maintain cash reserves from time to time for investment opportunities, working capital and distributions.

Securities Issued by Investment Companies

Our investments in securities issued by any registered investment company or BDC are restricted by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company or BDC, invest more than 5% of the value of our total assets in the securities of one registered investment company or BDC or invest more than 10% of the value of our total assets in the securities of more than one registered investment company or BDC. With regard to that portion of our portfolio invested in securities issued by registered investment companies or BDCs, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies.

Other Terms

SIC Advisors will seek to tailor the terms of each privately negotiated investment in a manner that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We intend to limit the downside risk exposure of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;
•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;
•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral;
•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;
•	incorporating “put” rights and “call protection” into the investment structure where possible; and
•	negotiating covenants that may include affirmative and negative covenants, as well as default penalties, lien protection, change of control provisions and board rights that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Additionally, we may seek to impose, but are not required to impose, significant prepayment penalties in order to reduce or eliminate prepayment risk. Such prepayment penalties may be in the form of fees or redemption premiums. We may also enter into interest rate or currency exchange rate hedging transactions at the sole discretion of our Advisor. Such transactions should enable us to selectively modify interest rate or currency exchange rate exposure as market conditions dictate.

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and principal due to lenders. Examples of affirmative covenants include requiring portfolio companies to maintain adequate insurance, accounting, and tax records, and to make frequent financial reporting available to the lender.

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio, leverage ratio or net worth requirements.

General

It is not our policy to engage in transactions with the objective of seeking profits from short-term trading. Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, we do not consider our portfolio turnover rate to be a limiting factor in the execution of investment decisions for us.

Compliance with any policy or limitation on us that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. This policy will not be violated if these limitations are exceeded because of changes in the market value of portfolio companies. Except as required by the 1940 Act, our articles of incorporation, or the Code, or as otherwise provided in the prospectus, all of our investment policies may be changed by the board of directors without stockholder approval.

Other Factors Affecting Portfolio Construction

As a BDC that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities will be subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

Co-Investments

Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for us and other clients, or affiliated funds. As a BDC, we are substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds unless we obtain an exemptive order from the SEC. We may apply for such an exemptive order, although there is no assurance that we will obtain the requested relief. Before receiving relief, we will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, which could limit the types of investments that we may make.

If we obtain exemptive relief from the SEC, investment opportunities that are presented to affiliated funds client may be referred to us and vice versa. For each such referral, SIC Advisors intends to independently analyze and evaluate whether the co-investment transaction is appropriate for us. In addition, if we obtain exemptive relief from the SEC, co-investment transactions will generally be subject to the review and approval by our independent directors, which we refer to as the independent director committee. See “Regulation.” For each type of co-investment transaction, we intend to apply a specific protocol, which will be approved by our independent director committee and be designed to ensure the fairness to us of the specific type of co-investment transaction. However, neither we nor the affiliated funds will be obligated to invest or co-invest when investment opportunities are referred to us or them.

BUSINESS

Sierra Income Corporation

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are externally managed by SIC Advisors, which is a registered investment adviser under the Advisers Act. SIC Advisors will be responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. We also intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC, under the Code.

Our investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. We will originate transactions sourced through our existing SIC Advisors’ network, and expect to acquire debt securities through the secondary market. We may make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect this to be a substantial portion of our portfolio. During our offering period and thereafter, if our Advisor deems it appropriate and to the extent permitted by the 1940 Act, we expect to invest in more liquid debt securities, some of which may trade on a national securities exchange. See “Regulation.”

We believe that the current market environment presents a significant opportunity for our strategy. The trend of bank consolidation that has occurred over the last 15-20 years combined with the impact of the financial crisis that began in 2008 has reduced the amount of capital available for small and middle market borrowers. At the same time, demand for capital from these borrowers remains strong. We believe that this favorable supply and demand dynamic will allow us to earn wider spreads with increased equity upside while taking less risk than in recent business cycles. We intend to capitalize on this opportunity through a disciplined and consistent investment approach focused on principal protection. See“Business.”

Seth Taube, Rob Comizio, Andrew Fentress, Brook Taube and Joe Schmuckler serve as principals of the Advisor and bring an average of more than 20 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing.

We will leverage our Advisor’s seasoned team and broad network to source compelling investment opportunities. We will evaluate these opportunities through an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We intend to be disciplined in selecting investments and focus on opportunities that we perceive offer favorable risk/reward characteristics.

We may use debt within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings within the context of our investment outlook and the impact of leverage on our investment portfolio. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through a continuous offering, and to enhance stockholder returns.

We are issuing shares of common stock through this offering, each share of which has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable, meaning that there is no liability for calls or assessments, nor are there any preemptive rights in favor of existing stockholders. Our distributions will be determined by our board of directors in their sole discretion. We intend to seek to complete a liquidity event within seven years after the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into account market conditions and other factors. We will view our offering stage as complete as of the termination date of our most recent offering, which will include this offering and any follow-on offering. Because of this timing for our anticipated liquidity event, stockholders may not be able to sell their shares promptly or at a desired price prior to that point. There can be no assurance that we will complete a liquidity event within this time frame or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us.

SIC Advisors

Our investment activities are managed by our investment advisor, SIC Advisors. SIC Advisors is an affiliate of and wholly-owned by Medley and has offices in New York and San Francisco. In exchange for the provision of certain non-investment advisory services to SIC Advisors, and pursuant to a joint venture agreement, Strategic Capital, LLC, an affiliate of the dealer manager owns 20% of SIC Advisors and is entitled to receive distributions equal to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment advisor. The purpose of this arrangement is to permit our Advisor to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital will provide certain services to, and on behalf of, our Advisor, including consulting and non-investment advisory services related to administrative and operational services. For additional discussion of the relationship between our Advisor and Strategic Capital, see “The Advisor.”

Medley is controlled by three principals of our Advisor, Seth Taube, Andrew Fentress, and Brook Taube. SIC Advisors will be responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. SIC Advisors’ team will draw on its expertise in a range of sectors, including industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. In addition, SIC Advisors will seek to diversify our portfolio by company type, asset type, transaction size, industry and geography.

The majority of the principals of SIC Advisors have worked together for more than nine years, during which time they have focused on implementing their private debt strategy. A diversified portfolio of private debt investments combined with rigorous asset management has allowed Medley, which the principals of our Advisor manage and operate, to successfully navigate the challenging market that occurred in 2008 and 2009. We believe that SIC Advisors’ disciplined and consistent approach to sourcing, portfolio construction and risk management should allow it to achieve compelling risk-adjusted returns for us.

Medley has a broad credit platform, which includes its affiliates Medley Credit Strategies, LLC, and Medley Credit, LLC, as well as MOF LP and MOF LTD, collectively referred to as MOF I. MOF I received $925 million in capital commitments and invested over $1.2 billion (including the reinvestment of proceeds from investment sales and maturities) as of September 30, 2011. MOF I is currently returning capital to investors. In December 2010, Medley accepted the first capital commitments for MOF II. As of September 30, 2011, MOF II has received $383 million in capital commitments from investors and has deployed $146 million of that amount. Medley also manages MCC, a publicly-traded business development company that completed its initial public offering on January 20, 2011. As of June 30, 2011, MCC had assets of approximately $230 million. MOF I, MOF II and MCC focus on originating private debt investments with higher risk profiles than us. In addition, Medley manages MCS, which held $60 million in assets as of September 30, 2011. MCS focuses on investing in and taking long and short positions on debt securities that are actively traded in the secondary market.

Medley serves as our administrator, leases office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission, or the SEC, and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others. See “Administration Agreement and Fees.”

Investment Strategy

Our investment strategy will focus primarily on sourcing investments in private U.S. companies as we seek to construct a portfolio that generates superior risk adjusted returns. Our investment process is centered around three principles: first, rigorous due diligence of each company’s credit fundamentals, second, a detailed and customized structuring process for directly originated investments; and, third, regular and ongoing monitoring of the portfolio and proactive risk management. While the construction of our portfolio will vary over time, we anticipate that the portfolio will be comprised primarily of investments in senior secured debt and second lien debt of private, U.S. small and middle market companies. In addition, our portfolio will include subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, and common equity in these companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration.

Investment Types

Our investment approach will focus primarily on investments in senior debt securities, but will also make investments in subordinated debt securities. As a result, our debt investments may have various levels of security or may be unsecured. We may seek to invest in common or preferred equity as deemed appropriate by SIC Advisors. SIC Advisors will seek to manage our allocation between investment types as market conditions change. The diagram below outlines the range of securities in a typical portfolio company’s capital structure.

Market Opportunity

We believe that the current market environment presents a significant opportunity for our strategy. The trend of bank consolidation that has occurred over the last 15 – 20 years combined with the impact of the financial crisis that began in 2008 has reduced the amount of capital available for small and middle market borrowers. At the same time, demand for capital from these borrowers remains strong. We believe that this favorable supply and demand dynamic will create an attractive investment environment for a number of reasons, including the following:

Greater Demand for Non-Traditional Sources of Debt Financing.  We believe that commercial banks in the United States, which have traditionally been the primary source of capital to small and middle market companies, have experienced consolidation, unprecedented loan losses, capital impairments and stricter regulatory scrutiny. These factors have led to substantially reduced loan volume to small and middle market companies. Consequently, we believe there is an increasing trend for small and middle market companies to seek financing from other sources, such as the Company.

Large Amount of Corporate Debt Coming Due.  While large companies have recently benefited from the favorable public credit markets, as demonstrated in the chart below small and middle market companies still face a substantial amount of near term maturities. We believe that the need for refinancing, when combined with the scarcity of debt financing for these smaller borrowers, should increase aggregate demand for capital from these companies.

Source: J.P. Morgan, as of April 8, 2011. J.P. Morgan.

As depicted below, larger companies have been effective at extending the maturities of their debt due to the return of liquidity to the larger market. However, smaller companies (capital structures less than $500 million) with less access to capital have been less effective, and face the refinancing of over 40% of their debt by the end of 2014.

Source: J.P. Morgan, as of April 8, 2011.

Specialized Lending and Unfunded Private Equity Commitments Drive Demand for Debt Capital.   Lending to small and middle market companies requires in-depth diligence, credit expertise, structuring experience and active portfolio management. As such, we believe that, of the U.S. financial institutions that are not liquidity constrained, few are capable of pursuing a sustained lending strategy successfully. We believe this creates a significant supply/demand imbalance for small and middle market credit. Adding to this imbalance is the vast sum of unallocated private equity capital raised from 2006 – 2008, which will require debt financing in the coming years. As depicted in the chart below, over $750 billion of unfunded private equity commitments were outstanding as of December 31, 2010.

Private Equity Commitments and Invested Capital ($ in billions)

Source: Buyouts Magazine as of 12/31/09; The San Jose Business Journal as of 01/12/11 (U.S. Buyout Fund Commitments); and Standard & Poor’s Leveraged Commentary Data (Equity Invested in U.S. Sponsored Transactions), as of 12/31/10.

Attractive Market Segment.  We believe that the underserved nature of such a large segment of the market, coupled with strong demand for capital, has created a significant opportunity for investment. Because of the current investing environment, we believe that small and middle market companies are likely to offer more attractive investment terms in the form of higher cash yields, up-front and ongoing fees, prepayment penalties and more attractive security features such as stricter covenants and quality collateral. Additionally, as compared to larger companies, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions.

Competitive Advantages

We believe that the Company represents an attractive investment opportunity for the following reasons:

Experienced Team.  The principals of the Advisor have on average more than 20 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing. Other members of the Advisor’s investment and asset management team include professionals with extensive experience in transaction sourcing, investment underwriting, credit analysis, account monitoring and restructuring at firms such as Goldman Sachs & Co., Deutsche Bank AG, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated, GE Capital Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS O’Connor LLC, Marathon Asset Management, Barclays Capital Inc. and Moody’s Investors Service, Inc.

Extensive Sourcing Network and National Presence.  The experience and reputation in the market of the principals of the Advisor has enabled them to consistently generate attractive investment opportunities. As seasoned participants in this market, the principals of the Advisor are often sought out as a preferred partner, both by portfolio companies and other financing providers. The principals of the Advisor invest in a range of sectors, including industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. Finally, the principals of the Advisor have a broad network of relationships with national, regional and local investment bankers, commercial bankers, lawyers, accountants and consultants. We will leverage the experience, reputation, and investment sourcing network of the principals of the Advisor to maximize our national origination capabilities and sourcing efforts.

Established Risk Management.  We will continue the successful asset management process employed by the principals of the Advisor over the last nine years. In particular, our investment transactions will be diversified by company type, asset type, transaction size, industry and geography. We will utilize a systematic investment process involving rigorous due diligence, third-party reports and multiple investment committee approvals. Following the closing of each transaction, the Advisor will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

Restructuring and Workout Experience.  The principals of the Advisor and the Advisor’s investment team have significant experience in restructurings, liquidations and bankruptcies prior to their affiliation with Medley. This experience will provide valuable assistance to us in the initial structuring of transactions and throughout the asset management process.

Operating and Regulatory Structure

We are a newly organized, externally-managed, non-diversified closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code. Our investment activities are managed by SIC Advisors and supervised by our board of directors, a majority of whom are independent of SIC Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation.”

Investment Process

We have a disciplined and repeatable process for executing, monitoring, structuring and exiting investments.

Identification and Sourcing.  The Advisor’s investment team’s experience and reputation have allowed it to generate a substantial and continuous flow of attractive investment opportunities. The principals of SIC Advisors maintain a strong and diverse network which results in sustained and high quality deal flow. We believe that SIC Advisors’ breadth and depth of experience across strategies and asset classes, coupled with its significant relationships built over the last 20 years, make it particularly qualified to uncover, evaluate and aggressively pursue attractive investment opportunities. Leveraging its proven deal-flow network, the principals of SIC Advisors have compiled a robust current pipeline of transactions ready for possible inclusion in our portfolio.

Analysis and Due Diligence.  The Advisor’s investment team believes that its expertise in underwriting, financial analysis and enterprise valuation enables it to identify compelling transactions among the numerous opportunities in the private market. Typically, a principal of the Advisor will lead a transaction and work closely with other SIC Advisors’ investment professionals on the various aspects of the due diligence process.

SIC Advisors maintains a rigorous due diligence process. Prior to making each investment, SIC Advisors subjects each potential portfolio company to an extensive credit review process, including analysis of market and operational dynamics as well as both historical and projected financial analysis. Liquidity, margin trend, leverage, free cash flow and fixed charge coverage statistics as well as their relation to industry metrics are closely scrutinized. Sensitivity analysis is performed on borrower projections with a focus on downside scenarios involving liquidations and asset sales. Areas of additional focus include management or sponsor experience, management compensation, competitive landscape, regulatory threats, pricing power, defensibility of market share and tangible asset values. As the Advisor deems necessary, background checks and tax compliance checks may be conducted on portfolio company management teams and key employees. When appropriate, our investment team personally contacts customers, suppliers and competitors and performs on-site, primary and in-depth due diligence to prove or disprove its investment theses.

For secondary purchases of investments, SIC Advisors generally seeks to perform the same level of analysis and due diligence as it performs for newly originated investments except to the extent not feasible given the nature of these investments.

SIC Advisors routinely uses third parties to corroborate valuation, audit and industry specific diligence. Reputable and experienced legal counsel is engaged to evaluate and mitigate any security, regulatory, insurance, tax or other company-specific risk. In reviewing each investment, one or more of the principals of the Advisor may conduct site visits to portfolio companies and their various assets. The principals of the Advisor’s will also analyze corporate documents and review any and all relevant contracts. Finally, multiple investment committee approvals, each requiring a unanimous decision, are necessary to close and fund a transaction.

Structuring.  For newly originated investments, SIC Advisors strives to negotiate an optimal combination of current and deferred interest payments, equity participation and prepayment penalties, along with suitable covenants and creditor rights which will generally be greater than the rights normally obtained by institutional investors in comparable transactions and may include such provisions as: specific rights to consult with and advise management, the right to inspect company books, records or facilities, as well as the right to review balance sheets and/or statements of income and cash flows of the company. SIC Advisors determines whether the investment structure, particularly the amount of debt, is appropriate for the portfolio company’s business, sometimes reassessing the investment’s risk/return profile and adjusting pricing and other terms as necessary. The Advisor’s investment team has in-depth restructuring, liquidation and bankruptcy experience which is vital to success as a lender over market cycles.

For secondary purchases of investments, SIC Advisors reviews the legal documentation relating to the investments to ensure that they contain appropriate covenants and creditors rights and that we can maintain adequate control over the investments through the exercise of voting and approval rights.

Investment Approval.  After SIC Advisors completes its final due diligence, each proposed investment is presented to its investment committee and subjected to extensive discussion and follow-up analysis, if necessary. A formal memorandum for each investment opportunity, which includes the results of business due diligence, multi-scenario financial analysis, risk-management assessment, results of third-party consulting work, background checks and structuring proposals is prepared for the investment committee.

Investment Monitoring and Exit.  SIC Advisors believes in an active approach to asset management. Investment professionals, each with deep restructuring and workout experience, will support SIC Advisors portfolio-monitoring effort. The monitoring process includes frequent interaction with management, attending board of directors’ meetings, consulting with industry experts, working with third-party consultants and developing portfolio company strategy with equity investors. SIC Advisors’ investment team also evaluates financial reporting packages from portfolio companies that detail operational and financial performance. Data is entered into SIC Advisors’ proprietary, centralized electronic database. Additionally, this information is reviewed monthly as part of our portfolio monitoring process. To further support this process, SIC Advisors’ investment team conducts regular third-party valuation analyses and continually monitors future liquidity, covenant compliance and leading industry or economic indicators to maintain a proactive rather than reactive approach to asset management. We believe this hands-on approach helps in the early identification of any potential problems.

Risk Management

Broad Diversification.  We intend to diversify our transactions by company type, asset type, investment size, industry and geography. Until we raise significant capital from this offering, however, our investments may be concentrated in a limited number of portfolio companies.

Careful Structuring.  Our goal in structuring each investment will be to obtain from the portfolio company such conditions and commitments as we deem necessary to effectively exercise our rights and to protect our investment. This will be accomplished primarily by complying with the requirements of the Uniform Commercial Code, and implementing lien filings, cash-control agreements, guarantee agreements, equity and other asset pledges, financial covenants, both affirmative and prohibitive business covenants and insurance.

For secondary purchases of investments, SIC Advisors reviews the legal documentation relating to the investments to ensure that they contain appropriate covenants and creditors rights and that we can maintain adequate control over the investments through the exercise of voting and approval rights.

Rigorous Due Diligence.  Our systematic underwriting process will involve exhaustive in-house due diligence, third-party consulting reports and multiple stages of investment approval, ensuring risk mitigation during and after transaction execution.

Asset Management.  We will employ the same asset management process used by our investment team in managing Medley’s other investment vehicles. SIC Advisors’ proprietary asset management system, or AMS, creates a centralized, dynamic electronic reporting system which houses, organizes and archives all portfolio data by investment. AMS generates comprehensive, standardized reports which aggregate operational updates, portfolio company financial performance, asset valuations, macro trends, management call notes, restructuring activities and account history. Additionally, both paper and electronic copies of portfolio company financials, industry reports, consulting reports and covenant compliance certificates are readily available and updated frequently. AMS enables our investment team to have real-time access to the most recent information regarding our investment portfolio. As such, we believe AMS will facilitate the early identification of potential portfolio issues.

Additionally, SIC Advisors will utilize various third parties, as it deems necessary, to provide checks and balances throughout the asset management process. Independent valuation firms will be engaged to provide appraisals of asset and collateral values. External forensic accounting groups will be engaged to verify portfolio company financial reporting and identify any non-compliance. Reputable and experienced outside legal counsel will be engaged on each investment to ensure proper transaction structuring and enforcement of our rights.

We believe that SIC Advisors’ proven asset management process, supported by third-party analysis and oversight significantly enhances downside protection and provides a high level of transparency to investors.

Investment Committee

The purpose of the investment committee is to evaluate and approve all investments by SIC Advisors. The investment committee is comprised of Seth Taube, Rob Comizio, Andrew Fentress, Brook Taube, and Joe Schmuckler. Approval of an investment requires a unanimous vote of the investment committee. The committee process is intended to bring the diverse experience and perspectives of the committee members to the analysis and consideration of every investment. The investment committee also serves to provide consistency and adherence to SIC Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of the investment committee are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. The investment committee currently consists of Seth Taube, Rob Comizio, Andrew Fentress, Brook Taube, and Joe Schmuckler. To approve a new investment, or to exit or sell an existing investment, the unanimous consent of the members of the investment committee is required.

Managerial Assistance

As a BDC, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse Medley, as our administrator, for its allocated costs in providing such assistance subject to review and approval by our board of directors. Medley will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 375 Park Ave, 33rd Floor, New York, NY 10152. We also have offices in San Francisco, California. Our administrator furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

Neither we nor SIC Advisors are currently subject to any material legal proceedings.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors consists of five members, three of whom are not “interested persons” of our company or of SIC Advisors as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

Under our articles of incorporation, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Seth Taube	41	Director, Chairman of the Board, Chief Executive Officer
Brook Taube	41	Director
Independent Directors:
		Director
		Director
		Director

The address for each director is c/o Sierra Income Corporation, 375 Park Ave, 33rd Floor, New York, NY 10152.

Executive Officers Who are not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Richard T. Allorto, Jr.	39	Chief Financial Officer, Treasurer Chief Compliance Officer and Secretary

The address for each executive officer is c/o Sierra Income Corporation, 375 Park Ave, 33rd Floor, New York, NY 10152.

Biographical Information

The following is information concerning the business experience of our board of directors and executive officers. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Seth Taube is the Chairman and Chief Executive Officer of the Company. Mr. Taube is also a Senior Portfolio Manager of the Medley Opportunity Funds and Medley Capital Corporation. Mr. Taube formed Medley in January 2006. Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund, from 2003 to 2005, where he was Portfolio Manager for the firm’s credit opportunity fund. Before CN Opportunity Fund, Mr. Taube co-founded T3 Group, a principal and advisory firm focused on distressed asset and credit investments. Prior to T3, Mr. Taube worked with Griphon Capital Management, serving as Managing Director of the firm’s private investment activities. Before Griphon, Mr. Taube was a Vice President with Tiger Management, and held positions with Morgan Stanley & Co. in the Investment Banking and Institutional Equity Divisions. Mr. Taube received a B.A. from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our board of directors.

Brook Taube is a Principal of SIC Advisors. Mr. Taube is also the Chairman and CEO of Medley Capital Corporation. Mr. Taube formed Medley in January 2006 and is a Senior Portfolio Manager for the Medley Opportunity Funds. Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund, from 2003 to 2005, where he was Portfolio Manager for the firm’s credit opportunity fund. Prior to CN Opportunity Fund, Mr. Taube founded T3 Group, a principal and advisory firm focused on distressed asset and credit investments. Before T3, Mr. Taube was a Partner with Griphon Capital Management. Mr. Taube began his career at Bankers Trust in 1992, where his last role was Vice President in Structured Finance and Capital Markets. Mr. Taube received a B.A. from Harvard University and currently serves as a Board member for both the New Amsterdam Symphony Orchestra and the New York Philharmonic.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our board of directors.

Independent Directors

Executive Officers Who are not Directors

Richard T. Allorto Jr. is the Chief Financial Officer, Treasurer, Chief Compliance Officer and Secretary of the Company. Mr. Allorto is also the Chief Financial Officer and Chief Compliance Officer of SIC Advisors and is responsible for the financial operations of the Advisor as well as the various private funds managed by Medley. Prior to joining Medley in July 2010, Mr. Allorto held various positions at GSC Group, Inc., including, most recently as Chief Financial Officer of the publicly traded BDC GSC Investment Corporation, where he was responsible for all aspects of the accounting and financial operations. Mr. Allorto is a licensed C.P.A. and received a B.S. in Accounting from Seton Hall University.

Committees of the Board of Directors

Our board of directors currently has two committees: an audit committee, and nominating and corporate governance committee.

Audit Committee.  The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee is presently composed of three persons, including               , all of whom are considered independent for purposes of the 1940 Act. Our board of directors has determined that               qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of SIC Advisors as defined in Section 2(a)(19) of the 1940 Act.

Nominating and Corporate Governance Committee.  The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the nominating and corporate governance committee, including making nominations for the appointment or election of independent directors. The nominating and corporate governance committee consists of                     , all of whom are considered independent for purposes of the 1940 Act.

Compensation of Directors

Our independent directors receive an annual retainer fee of $30,000 and will further receive a fee of $2,500 ($1,000 for telephonic attendance) for each regularly scheduled board meeting and a fee of $1,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the chairman of the audit committee will receive an annual retainer of $10,000, while the chairman of any other committee will receive an annual retainer of $2,500. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of SIC Advisors and Medley, pursuant to the terms of the investment advisory agreement and the administration agreement. Our day-to-day investment operations are managed by our investment advisor. In addition, we reimburse Medley for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to our administrator.

Board Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment advisor, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by our board of directors. Presently, Seth Taube serves as chairman of our board of directors and is an “interested person” by virtue of his professional association with our Advisor. We believe that it is in the best interests of our stockholders for Seth Taube to serve as chair of our board of directors because of his significant experience in matters of relevance to our business. Our board of directors has determined that the compositions of the audit committee and the independent director committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person of us. We believe that our board of directors’ flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of us and our stockholders.

Each year, our independent directors will designate an independent director to serve as the lead independent director on our board of directors. The designation of a lead independent director is for a one-year term and a lead independent director may not succeed himself or herself in that position. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. The lead independent director will preside over meetings of our independent director committee. The lead independent director will also serve as a liaison between our independent director committee and our management on a wide variety of matters, including agenda items for our board of directors meetings. Designation as such does not impose on the lead independent director any obligations or standards greater than or different from those of our other directors.

All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and will be closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular board of directors meeting and (ii) with our chief compliance officer, as part of at least one board of directors meeting each year. Our independent director committee may hold additional meetings at the request of the lead independent director or another independent director.

Our board of directors believes that its leadership structure is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our board of directors will oversee our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors will implement its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees will receive reports on our and our Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting. Our board of directors will also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of our Advisor, dealer manager, administrator and transfer agent. The audit committee’s meetings with our independent public accounting firm will also contribute to its oversight of certain internal control risks. In addition, our board of directors will meet periodically with our Advisor to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors will be encouraged to communicate directly with senior members of our management.

Our board of directors believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of us, our Advisor and our other service providers.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of SIC Advisors and its investment committee, which is comprised of Seth Taube, Rob Comizio, Andrew Fentress, Brook Taube, and Joe Schmuckler. SIC Advisors’ investment committee must unanimously approve each new investment that we make. The members of SIC Advisors’ investment committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of SIC Advisors’ investment committee, Messrs. Seth Taube, Comizio, Fentress, Brook Taube, and Schmuckler, whom we refer to as our portfolio managers.

SIC Advisors is currently staffed with 40 employees, including the investment personnel noted above. In addition, SIC Advisors may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of shares of common stock expected to be beneficially owned by each portfolio manager at the time of the satisfaction of the minimum offering requirement:

Name of Portfolio Manager	Dollar Range of Equity Securities in Sierra Income Corporation(1)
Seth Taube
Rob Comizio
Andrew Fentress
Brook Taube
Joe Schmuckler

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

THE ADVISOR

SIC Advisors will serve as our investment advisor. SIC Advisors is registered as an investment advisor under the Advisers Act. Subject to the overall supervision of our board of directors, SIC Advisors will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment and Asset Management Team

The members of SIC Advisors’ investment committee are Seth Taube, Rob Comizio, Andrew Fentress, Brook Taube, and Joe Schmuckler. Biographical information with respect to each member of the investment committee other than Seth Taube and Brook Taube is set forth below. Biographical information with respect to Seth Taube and Brook Taube is set forth under “Management of the Company — Biographical Information.”

Investment Committee Members

Rob Comizio is a Principal of SIC Advisors. Mr. Comizio is also the Senior Portfolio Manager of Medley Credit Strategies Master LP. Prior to Medley, Mr. Comizio was the Founder and the Chief Investment Officer of Viathon Capital, LP and its predecessor, Viathon Capital Management LLC. Prior to VCM, he was a Managing Director at Marathon Asset Management. At Marathon, Mr. Comizio was a Senior Portfolio Manager in the $2.5 billion Special Opportunity Fund. Mr. Comizio joined Marathon from Lehman Brothers where he was a Senior Corporate Bond Trader in their fixed income division. Prior to working at Lehman Brothers, Mr. Comizio was employed at Merrill Lynch where he was an Emerging Markets and High Yield Bond Trader. Mr. Comizio also worked at Goldman Sachs as a Mortgage Bond Trader and as an Analyst at Alliance Capital. Mr. Comizio is a graduate of the Wharton School of Business at the University of Pennsylvania, and received his M.B.A. from the University of Chicago.

Andrew Fentress is a Principal of SIC Advisors and Senior Portfolio Manager for the Medley Opportunity Funds and Medley Capital Corporation. Mr. Fentress formed Medley in January 2006. Prior to forming Medley, Mr. Fentress was a Partner at CN Opportunity Fund, from 2003 to 2005, where he was Portfolio Manager of the firm’s credit opportunity fund. Prior to CN Opportunity Fund, Mr. Fentress was a Partner and Portfolio Manager at CQ Partners, a global investment fund. Mr. Fentress began his investment career with Morgan Stanley & Co. where his last role was Principal in the Institutional Equity Division, where he managed a global trading business. Mr. Fentress received a B.A. from Boston College and an M.B.A. from the Kenan-Flagler School of Business at the University of North Carolina, Chapel Hill.

Joseph Schmuckler is a Principal of SIC Advisors and a Managing Partner with Medley. Prior to joining Medley, from September 2007 to April 2010, Mr. Schmuckler was a Senior Executive Officer of Mitsubishi UFJ Securities Co., Ltd., the Tokyo based global investment banking and securities subsidiary of the Mitsubishi Financial Group (NYSE: MTU), where he was responsible for the Global Markets Division in Tokyo and oversaw the firm’s business activities outside of Japan. From 1991 to September 2007, Mr. Schmuckler served as the Chief Operating Officer and member of the Board of Directors of Nomura Holding America, Inc., the U.S. based holding company for The Nomura Group (NYSE: NMR), where he was responsible for the firm’s institutional securities business in the Americas. Mr. Schmuckler also previously served as a partner at Kidder Peabody & Co. Inc., working in the firm’s institutional equity derivatives business. Mr. Schmuckler earned a B.S. in Finance from the University of Delaware and an MBA in Finance from New York University.

The compensation of the members of the investment committee paid by SIC Advisors includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance, and a portion of the incentive fee, if any, paid to SIC Advisors determined on the same basis as the annual bonus. In addition, the investment committee members have equity interests in SIC Advisors and may receive distributions of profits in respect of those interests.

SIC Advisors’ investment and asset management team also includes Bryan Boches, Dean Crowe, David DeSantis, Tom Quimby, Brian Dohmen, Joe Princiotta, William Parizek, Jon Schroeder, Jennie Chen, Frank Cupido, Brian O’Reilly, Greg Richards, Frank Wang, Amit Bhatia, Robert Gange, Oliver Ong, and Alex Patil who focus on the sourcing, transaction development and ongoing monitoring of our investments. Biographical information for SIC Advisors’ investment and asset management team is set forth below.

Bryan Boches is a Managing Director with Medley and is responsible for transaction origination and execution. Prior to joining Medley, Mr. Boches was a Managing Director at EB Capital Group which combined with Latitude Capital Group (acquired by Cowen & Co.), a middle market investment bank specializing in private placements and cross border mergers and acquisitions from 2002 to July 2007. Mr. Boches’ prior experience includes work in project and corporate finance and venture investing with Morgan Stanley between 1994 and 2001 in Hong Kong, New York and Menlo Park. Mr. Boches was a member of the founding team from Morgan Stanley that developed China International Capital Corporation in Beijing and served as the Operating Officer of CICC. Mr. Boches is a co-founder of Coremetrics and a private equity exchange fund. Mr. Boches graduated summa cum laude in Business Economics and Accounting from the University of California, Santa Barbara and received an M.B.A. from the Wharton School at the University of Pennsylvania.

Dean Crowe is a Managing Director of Medley focused on investing in secondary market securities. Mr. Crowe’s prior experience includes serving as a Portfolio Manager for UBS O’Connor, the Alternative Investment subsidiary of UBS Asset Management. Before joining UBS, Mr. Crowe served as a Special Situations analyst in the leveraged finance group of RBC-Dominion, and has held positions at Merrill Lynch in New York, where he traded investment grade, high yield and emerging market debt. Mr. Crowe began his career with Salomon Brothers in New York, where he traded corporate debt and first generation credit derivatives. Mr. Crowe received a B.S. in Accounting from the James Madison University.

David DeSantis is a Managing Director with Medley and is responsible for transaction origination and execution. Prior to joining Medley, from 1999 to February 2007, Mr. DeSantis was a Vice President at General Electric Capital Corporation in the Global Sponsor Finance Group, originating and underwriting hundreds of LBO transactions for private equity sponsors in a wide variety of industries including industrial, financial services, healthcare, energy, media and business services, ranging in size from $20 million to $10 billion. Mr. DeSantis is a graduate of the Financial Management Program at GE Capital. Mr. DeSantis received a B.S. magna cum laude from the Carroll School of Management at Boston College and an M.B.A. from the Kellogg School of Management at Northwestern University.

Tom Quimby is a Managing Director with Medley and is responsible for transaction origination and execution. Prior to joining Medley, from 2005 to July 2006, Mr. Quimby was a founding team member and Vice President of COVA Capital, leading the sourcing, underwriting and account management of mezzanine transactions in a variety of industries. Prior to COVA Capital, from 2000 to 2005, Mr. Quimby was a Vice President at General Electric Capital Corporation in the Global Sponsor Finance Group. Mr. Quimby is a graduate of the Financial Management Program at GE Capital, and received a B.S. in Business Administration from the Whitemore School of Business at the University of New Hampshire.

Brian Dohmen is a Principal with Medley and is responsible for transaction origination and execution. Prior to Joining Medley, Mr. Dohmen was Managing Director with Ablum Brown and Company and responsible for overseeing capital raising efforts. Prior to Joining Ablum Brown and Company, Mr. Dohmen was responsible for overseeing the business development for Newport Realty, LLC. Prior to Newport Realty, LLC, Mr. Dohmen was a Managing Director at Freeport Financial, a specialty finance company focused on leveraged buyouts for private equity. Prior to Freeport Financial, Mr. Dohmen was with Heller Financial and GE Capital. Mr. Dohmen started his career with LaSalle National Bank. Mr. Dohmen received a B.A. in Business Administration in Finance and Risk Management from the University of Wisconsin — Madison.

Joseph Princiotta is a Principal with Medley focused on investments in secondary market securities. Mr. Princiotta’s combined experience as a buyside, sell-side and rating agency analyst spans 25 years. Before joining Medley, Mr. Princiotta held senior analyst positions at Deutsche Bank and Barclays Capital proprietary trading desks. Prior to this, Mr. Princiotta was a sell-side publishing analyst with Deutsche Bank and Bear Stearns, and ranked as a top analyst by Institutional Investor Magazine for 6 years with a primary focus on basic industries. Prior to the sell-side, Mr. Princiotta was a senior vice president covering chemicals and basic industries for Moody’s Investors Service. Mr. Princiotta received a B.S. in Chemical Engineering from Lafayette College and an M.B.A in finance and economics from New York University Stern School of Business.

William Parizek is a Principal with Medley and is responsible for transaction origination and execution. Prior to joining Medley, from 2005 to 2008, Mr. Parizek was a partner in Church Mortgage Acceptance Co., a specialty finance company that provided commercial mortgage lending to churches throughout the United States. Mr. Parizek has more than 20 years of experience in the corporate, structured and real estate finance business. For nearly six years, Mr. Parizek operated an independent corporate finance advisory practice focusing principally on M&A and turnaround assignments. Mr. Parizek formerly worked in the structured finance group at Banc One Capital in Columbus and Koch Industries in Wichita. Mr. Parizek started his career as a CPA with Peat Marwick Mitchell in Chicago. Mr. Parizek received a B.S. in Accounting from the University of Illinois in 1983.

Jonathon Schroeder is a Principal with Medley and is responsible for transaction origination and execution for the Medley Opportunity Funds. Prior to joining Medley, Mr. Schroeder worked in several positions at General Electric Capital Corporation, most recently as an Assistant Vice President in the Global Sponsor Finance Group, underwriting hundreds of LBO transactions in a wide variety of industries, in transactions ranging from $30 million to $500 million. Mr. Schroeder is a graduate of the Financial Management Program at GE Capital. Mr. Schroeder received a B.S. in Business Administration from the Grainger School of Business at the University of Wisconsin and is receiving an M.B.A at the Wharton Business School at the University of Pennsylvania.

Jennie Chen is a Vice President with Medley and supports the firm’s transaction origination and execution efforts. Prior to joining Medley, Ms. Chen held various roles within GE Capital, most recently as an Assistant Vice President of GE Capital’s Cash Flow Lending Group, executing both sponsor and non-sponsored deals across a variety of industries. Ms. Chen is also a graduate of GE Capital’s Financial Management Program. Ms. Chen received B.S. in Finance from the University of Illinois at Urbana-Champaign.

Frank Cupido is a Vice President with Medley and supports transaction origination and execution. Prior to joining Medley, Mr. Cupido was an analyst in the Investment Banking Group at Merriman Curhan Ford & Co. where he worked on a variety of public and private financings as well as M&A advisory assignments for companies in the technology, healthcare and alternative energy sectors. Mr. Cupido received a B.S.E. in Mechanical Engineering and Applied Mechanics with Minors in Economics and Math from the University of Pennsylvania.

Brian O’Reilly is a Vice President with Medley and supports transaction origination and execution. Prior to joining Medley, from 2006 to 2007, Mr. O’Reilly served as an associate with Brown Gibbons Lang & Company (BGL), a boutique investment bank where he worked on M&A, restructurings and capital raises for middle market businesses. Previously, from 2000 to 2004, Mr. O’Reilly held several positions at General Electric Capital Corporation, including analyst and associate positions in the Global Sponsor Finance Group, where he performed extensive due diligence, valuation analyses and portfolio company monitoring for senior investments. Mr. O’Reilly received a B.A. in Economics from Boston College, an M.B.A. from the Fuqua School of Business at Duke University and graduated from the Financial Management Program at GE Capital.

Greg Richards is a Vice President with Medley and supports transaction origination and execution. Prior to joining Medley, Mr. Richards was a Manager in the Structured Finance and Capital Markets Group at Mubadala, an investment and development company established by the Government of Abu Dhabi as the vehicle for economic diversification in the Emirate. Prior to Mubadala, Mr. Richards was a Vice President in the Global Energy Investment Banking Group at Credit Suisse in New York. Mr. Richards was formerly part of the Corporate Banking Group at Credit Suisse focused on executing leveraged finance transactions across sectors. Prior to joining Credit Suisse, Mr. Richards was an Associate in the Utilities and Project Finance Global Corporate and Investment Banking Group at Bank of America in San Francisco. Mr. Richards began his career as a Retail Analyst with Management Ventures, Inc., a market research and consulting firm based in Cambridge, Massachusetts. Mr. Richards received a B.B.A. in Finance from the College of William & Mary and an M.B.A. from Columbia Business School.

Frank Wang is a Vice President with Medley focused on investments in secondary market securities. Prior to Medley, Mr. Wang was the head of operations and a Research Analyst at Viathon Capital, LP. Prior to joining Viathon, he was an Operations Analyst in the Global Trade Support group at Marathon Asset Management, LLC. Mr. Wang received a B.S. in Business Administration from New York University Stern School of Business.

Amit Bhatia is an Associate with Medley and supports transaction origination and execution. Prior to joining Medley, Mr. Bhatia served as an Associate within the Debt Origination & Restructuring Investment Banking Group at Raymond James & Associates, where he focused on advising distressed, middle-market companies through a variety of M&A, restructuring and debt financing transactions. Mr. Bhatia received a B.A. in Economics from Emory University.

Robert Gange is an Associate with Medley and supports transaction origination and execution. Prior to joining Medley, Mr. Gange served as an Analyst in the Technology Investment Banking Group at Morgan Keegan, where he worked on M&A advisory assignments as well as private placements for companies in a variety of technology-related sub-sectors. Mr. Gange received a B.A. in Applied Mathematics in Economics from the University of California — Berkeley, as well as a B.S. in Business Administration from the Haas School of Business of the University of California — Berkley.

Oliver Ong is an Associate with Medley and supports transaction origination and execution. Prior to joining Medley, Mr. Ong served as an Analyst in the Leveraged Finance Group at RBC Capital Markets focusing on the structuring and distribution of debt financing transactions including leveraged buyouts and acquisition finance for corporations and financial sponsors. Mr. Ong received a from the Goizueta Business School at Emory University.

Alex Patil is an Associate with Medley and supports transaction origination and execution. Prior to joining Medley, Mr. Patil served as an Analyst in the Global Investment Banking Group at Bank of America Merrill Lynch where he worked on numerous public financings as well as leveraged buyout and M&A advisory assignments for companies in the technology industry. Mr. Patil received a B.S in Business Administration, cum laude, from the University of Southern California.

INVESTMENT ADVISORY AGREEMENT AND FEES

Our investment process is provided through the efforts of SIC Advisors and benefits from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of Medley. SIC Advisors is responsible for the overall management of our activities and for the day-to-day management of our investment portfolio. SIC Advisors provides its services under an Investment Advisory Agreement with us. The activities of our Advisor are subject to the supervision and oversight of our board of directors.

Advisory Services

Under the terms of the Investment Advisory Agreement, our Advisor will be responsible for the following:

•	determining the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifying, evaluating, negotiating and structuring the investments we make;
•	performing due diligence on prospective portfolio companies;
•	executing, closing, servicing and monitoring the investments we make;
•	determining the securities and other assets that we will purchase, retain or sell; and
•	providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our capital.

SIC Advisors will be primarily responsible for initially identifying, evaluating, negotiating and structuring our investments. These activities will be carried out by its investment teams and subject to the oversight of SIC Advisors’ senior investment personnel. Each investment that we make will require the approval of our Advisor before the investment may be made. Certain affiliated co-investment transactions may require the additional approval of our independent director committee.

SIC Advisors’ services under the advisory services agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Term; Effective Date

The Investment Advisory Agreement was approved by our board of directors on         , 2011 and will become effective as of the date that we meet our minimum offering requirement. A discussion regarding the basis for our board of directors’ approval of these agreements will be included in the first periodic report we file with the SEC following the commencement of this offering. Unless earlier terminated as described below, the agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities.

The Investment Advisory Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, we may terminate the Investment Advisory Agreement with SIC Advisors upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of our independent directors or the holders of a majority of the outstanding shares of our common stock. In addition, SIC Advisors may terminate the Investment Advisory Agreement with us upon 120 days’ written notice.

Investment Advisory Fees

We will pay SIC Advisors a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. We believe that this fee structure benefits stockholders by aligning the compensation of our Advisor with our overall investment performance. The cost of both the management fee and the incentive fee will ultimately be borne by our stockholders.

Management Fee

The base management fee will be calculated at an annual rate of 2.0% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The Advisor will benefit when we incur debt or use leverage. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on our gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee

The incentive fee will be divided into three parts: (i) a subordinated incentive fee on income, (ii) an incentive fee on capital gains and (iii) a subordinated liquidation incentive fee. Each part of the incentive fee is outlined below.

The subordinated incentive fee on income will be earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement is in effect. If the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the termination.

The subordinated incentive fee on income for each quarter will be calculated as follows:

•	No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on our average adjusted capital. We refer to this as the quarterly preferred return.
•	All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on our average adjusted capital in any quarter, will be payable to the Advisor. We refer to this portion of our subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income exceeds 2.1875% on our average adjusted capital in any quarter.
•	For any quarter in which our pre-incentive fee net investment income exceeds 2.1875% on our average adjusted capital, the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.
•	Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter, including the management fee, expenses payable under the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
•	Adjusted capital is defined as (a) cumulative proceeds generated from sales of our common stock, including proceeds from our distribution reinvestment plan, net of sales loads (sales commissions and dealer manager fees) and (b) reduced for (i) distributions paid to our stockholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to our share repurchase program.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

The incentive fee on capital gains will be earned on investments sold otherwise than in connection with a liquidation and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case the Investment Advisory Agreement is terminated otherwise than in connection with a liquidation, the fee will also become payable as of the effective date of such termination. The fee will equal 20% of our realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains. Incentive fee on capital gains is equal to our realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

The subordinated liquidation incentive fee will equal 20.0% of the net proceeds from a liquidation of Sierra Income in excess of adjusted capital, as calculated immediately prior to liquidation. For purposes of this computation, a liquidation will include any merger of the Company with another entity or the acquisition of substantially all of our stock or assets in a single or series of related transactions. Notwithstanding the foregoing, in accordance with the Investment Advisers Act of 1940, in no event will the subordinated liquidation incentive fees plus the cumulative incentive fees on capital gains during operations paid by us exceed 20% of the cumulative realized capital gains upon the funds of the Company (including capital gains realized upon any liquidation, including a merger or sale of substantially all of our stock or assets) over the life of the Company, computed net of all realized capital losses and unrealized capital depreciation.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.75% on average adjusted capital for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Advisor will not be under any obligation to reimburse us for any part of the incentive fee it receives that is based on prior period accrued income that we never receive as a result of a subsequent decline in the value of our portfolio.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees will also be calculated using a detailed policy and procedure approved by our Advisor and our board of directors, including a majority of the independent directors, and such policy and procedure will be consistent with the description of the calculation of the fees set forth above.

Our Advisor may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as our Advisor may determine in its sole discretion.

Below are examples of the three-part incentive fee:

Example — Subordinated Incentive Fee on Income, Determined on a Quarterly Basis

Assumptions

First Quarter:	Pre-incentive fee net investment income equals 0.5500%.
Second Quarter:	Pre-incentive fee net investment income equals 1.9500%.
Third Quarter:	Pre-incentive fee net investment income equals 2.800%.

The subordinated incentive fee on income in this example would be:

First Quarter:	Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.
Second Quarter:	Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.75% preferred return of 1.95%.
Third Quarter:	Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 2.8% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up.”

Example — Incentive Fee on Capital Gains (Millions)

Alternative 1 — Assumptions

Year 1:	$20 million investment made in company A (“Investment A”), and $30 million investment made in company B (“Investment B”)
Year 2:	Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
Year 3:	FMV of Investment B determined to be $25 million
Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None, because no investments were sold
Year 2:	Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)
Year 3:	None, because no investments were sold
Year 4:	Capital gains incentive fee of $200,000 ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2 — Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”), $25 million investment made in Company C (“Investment C”) and the cost basis of Other Portfolio Investments is $25 million

Year 2:	Investment A sold for $50 million ($20 million cost basis to be reinvested into Other Portfolio Investments and the $30 million capital gain is available for distribution), fair market value, or FMV, of Investment B determined to be $25 million (creates $5 million in unrealized capital depreciation), the FMV of Investment C determined to be $25 million and FMV of Other Portfolio Investments determined to be $25 million
Year 3:	FMV of Investment B determined to be $27 million (creates $3 million in unrealized capital depreciation), Investment C sold for $30 million ($25 million cost basis to be reinvested into Other Portfolio Investments and the $5 million capital gain is available for distribution) and FMV of Other Portfolio Investments determined to be $45 million
Year 4:	FMV of Investment B determined to be $30 million and FMV of Other Portfolio Investments determined to be $45 million
Year 5:	Investment B sold for $20 million ($20 million cost basis to be reinvested into Other Portfolio Investments and $10 million capital loss) and FMV of Other Portfolio Investments determined to be $45 million
Year 6:	Total Portfolio is sold for $80 million other than in connection with a liquidation ($15 million capital gain computed based on a cumulative cost basis in Other Portfolio Investments of $65 million)

The incentive fee on capital gains in this example would be:

Year 1:	None, because no investments were sold
Year 2:	$5 million incentive fee on capital gains (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))
Year 3:	$1.4 million incentive fee on capital gains ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation))) less $5 million incentive fee on capital gains received in Year 2
Year 4:	None, because capital gains incentive fees are paid on realized capital gains only
Year 5:	None, because $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) is less than $6.4 million cumulative incentive fee on capital gains paid in prior years
Year 6:	$1.6 million incentive fee on capital gains (20% multiplied by $40 million ($25 million cumulative realized capital gains plus $15 million realized capital gains)) less $6.4 million cumulative incentive fee on capital gains received in prior years

Example — Subordinated Liquidation Incentive Fee

Alternative 1 — Assumptions

Year 1:	Gross offering proceeds total $85 million. $20 million investment made in company A (“Investment A”), $30 million investment made in company B (“Investment B”) and $25 million investment made in company C (“Investment C”)
Year 2:	Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to stockholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million
Year 3:	FMV of Investment B determined to be $31 million. FMV of Investment C determined to be $20 million
Year 4:	FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million
Year 5:	Investments B and C sold in connection with an orderly liquidation of the Company for total proceeds of $55 million. All proceeds, net of any capital gains incentive fees payable, are returned to stockholders

The liquidation incentive fee in this example would be:

Year 1:	None, because a liquidation of the Company’s assets did not occur.
Year 2:	Incentive fee on capital gains during operations of $1 million ($5 million realized capital gains on sale of Investment A multiplied by 20%). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to stockholders from the sale of portfolio investments)
Year 3:	None, because a liquidation of the Company’s assets did not occur.
Year 4:	None, because a liquidation of the Company’s assets did not occur.
Year 5:	No liquidation incentive fee due — Liquidation proceeds of $55 million are less than adjusted capital immediately prior to liquidation ($61 million)

Alternative 2 — Assumptions

Year 1:	Gross offering proceeds total $85 million. $20 million investment made in company A (“Investment A”), $30 million investment made in company B (“Investment B”) and $25 million investment made in company C (“Investment C”)
Year 2:	Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to stockholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million
Year 3:	FMV of Investment B determined to be $31 million. FMV of Investment C determined to be $20 million
Year 4:	FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million
Year 5:	Investments B and C sold in connection with an orderly liquidation of the Company for total proceeds of $80 million. All proceeds, net of any capital gains incentive fees payable, are returned to stockholders

The liquidation incentive fee in this example would be:

Year 1:	None, because a liquidation of the Company’s assets did not occur.
Year 2:	Incentive fee on capital gains during operations of $1 million ($5 million realized capital gains on sale of Investment A multiplied by 20%). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to stockholders from the sale of portfolio investments)
Year 3:	None, because a liquidation of the Company’s assets did not occur.
Year 3:	None, because a liquidation of the Company’s assets did not occur.
Year 5:	$3.8 million liquidation incentive fee — 20% multiplied by liquidation proceeds ($80 million) in excess of adjusted capital immediately prior to liquidation ($61 million), or $19 million

The returns shown in the examples above are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns will vary from those shown.

Prohibited Activities

Our articles of incorporation prohibits the following activities between us, SIC Advisors and its affiliates:

•	We may not purchase or lease assets in which SIC Advisors or its affiliates has an interest unless (i) we disclose the terms of the transaction to our stockholders, the terms are fair to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
•	SIC Advisors and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our articles of incorporation;
•	We may not lease assets to SIC Advisors or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;
•	We may not make any loans to SIC Advisors or its affiliates except for the advancement of funds as permitted by our articles of incorporation;
•	We may not acquire assets in exchange for our common stock;
•	We may not pay a commission or fee, either directly or indirectly to SIC Advisors, its affiliates, except as otherwise permitted by our articles of incorporation, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•	SIC Advisors and its affiliates may not charge duplicate fees to us; and
•	SIC Advisors and its affiliates may not provide financing to us with a term in excess of 12 months.

In addition, the Investment Advisory Agreement prohibits SIC Advisors and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. SIC Advisors and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, SIC Advisors and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification of Our Advisor

The Investment Advisory Agreement provides that the Advisor and its officers, directors, persons associated with SIC Advisors, stockholders (and owners of the stockholders), controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of SIC Advisors’ duties or obligations under the Investment Advisory Agreement, as applicable, or otherwise as our investment advisor, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and (B) do not arise by reason of misfeasance, bad faith, or negligence in SIC Advisors’ performance of such duties or obligations, or SIC Advisors’ reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of our articles of incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

ADMINISTRATION AGREEMENT AND FEES

Administrative Services

Under the terms of the Administration Agreement, and on our behalf, Medley Capital LLC will perform or oversee the performance of various administrative services that we require. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating our net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating stockholder reports and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Medley will provide us with facilities and access to personnel necessary for our business and these services. For providing these services, facilities and personnel, we will reimburse Medley for administrative expenses it incurs in performing its obligations.

Additionally, as a BDC, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. Medley will make available such managerial assistance, on our behalf, to our portfolio companies whether or not they request this assistance. We may receive fees for these services and will reimburse Medley for its allocated costs in providing such assistance, subject to review and approval by our board of directors.

Term; Effective Date

The Administration Agreement was approved by our board of directors on       , 2011, and will become effective as of the date that we meet our minimum offering requirement. Unless earlier terminated as described below, the agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities.

We may terminate the Administration Agreement with Medley Capital LLC on 60 days’ written notice without penalty. Medley Capital LLC may terminate the Administration Agreement on 120 days’ written notice without penalty.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the Investment Advisory Agreement with SIC Advisors, in which our senior management have ownership and financial interests. Members of our senior management also serve as principals of other investment managers affiliated with SIC Advisors that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in SIC Advisors.

In addition, our executive officers and directors and the members of SIC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. For example, affiliates of SIC Advisors currently manages private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy. We may compete with entities managed by SIC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by SIC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, SIC Advisors intends to allocate investment opportunities on an alternating basis in a manner that is fair and equitable over time and is consistent with SIC Advisors’ allocation policy, investment objectives and strategies so that we are not disadvantaged in relation to any other client. SIC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with SIC Advisors will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

SIC Advisors and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between SIC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and their other clients. An investment opportunity that is suitable for multiple clients of SIC Advisors and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that SIC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

The principals of SIC Advisors have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, SIC Advisors has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by SIC Advisors and affiliated advisers. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, SIC Advisors will apply the investment allocation policy. When we engage in such permitted co-investments, we will do so in a manner consistent with SIC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by SIC Advisors and approved by our board of directors, including all of our independent directors. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by SIC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, SIC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. SIC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time.

Co-Investment Opportunities

We expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We and SIC Advisors may submit an exemptive application to the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other affiliated funds managed by SIC Advisors, or an affiliated adviser, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Material Nonpublic Information

Our senior management, members of SIC Advisors’ investment committee and other investment professionals from SIC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with SIC Advisors and will pay SIC Advisors a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for SIC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from SIC Advisors to assist our board of directors with the valuation of our portfolio investments. SIC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of SIC Advisors are involved in the valuation process for our portfolio investments. In addition, the dealer manager has a right to receive a fixed percentage of the profits generated by SIC Advisors, but otherwise has no equity interest in, or control of, SIC Advisors.

License Agreement

We have entered into a license agreement with SIC Advisors under which SIC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under this agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the “Sierra” name.

Appraisal and Compensation

Our articles of incorporation provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder's pro rata share of the appraised value of our net assets.

Restrictions on Transactions with Our Advisor

We will not purchase or lease assets in which our Advisor of its affiliates have an interest unless the assets are sold upon (i) we disclose the terms of the transaction to our stockholders, the terms are fair to us and at a price that does not to exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC. Our advisor will not acquire assets from us unless approved by our stockholders. We will not make any loans or other financing to our advisor. Our advisor is prohibited from commingling our funds with the funds of any other entity or person for which it provides investment advisory or other services. We are permitted to invest in general partnerships and joint ventures with affiliates of our advisor and non-affiliates provided certain conditions are met.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the expected beneficial ownership of our common stock at the time of the satisfaction of the minimum offering requirement by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors and each executive officers; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on     shares of common stock expected to be outstanding at the time of the satisfaction of the minimum offering requirement.

Shares Beneficially Owned Immediately After Satisfaction of the Minimum Offering Requirement(1)
Name	Number	Percentage
Executive Officers:(2)
Richard T. Allorto, Jr.
Interested Directors:(2)(3)
Seth Taube
Brook Taube
Independent Directors:(2)
All officers and directors as a group (six persons)(6)

*	Represents less than 1%.
(1)	Based on a total of shares of common stock expected to be issued and outstanding at the time of the satisfaction of the minimum offering requirement.
(2)	The address for all officers and directors is c/o Medley LLC, 375 Park Ave., 33rd Floor, New York, NY 10152.
(3)	Attributes beneficial ownership of the shares of common stock owned by affiliates of SIC Advisors to Seth Taube and Brook Taube, who exercise dispositive power with respect to such shares.

The following table sets forth, as of the date of the satisfaction of the minimum offering requirement, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Brook Taube(4)	$
Seth Taube(5)	$
Independent Directors:

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equities securities expected to be beneficially owned by our directors is based on the initial public offering price of $10.00 per share.
(3)	The dollar range of equity securities expected to be beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(4)	Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Brook Taube agreed to purchase common shares.
(5)	Pursuant to a private placement, the closing of which is conditioned upon our achievement of the minimum offering requirement, Seth Taube agreed to purchase common shares.

ESTIMATED USE OF PROCEEDS

We will use the net proceeds from this offering to make investments in accordance with the investment objective and strategies described in this prospectus. These proceeds may be used for working capital. Net proceeds received by us from the sale or liquidation of assets, to the extent not used to fund distributions, are expected to be reinvested by us in assets in accordance with our investment objective and investment strategies.

We anticipate that our minimum offering amount of $3,000,000, including the $1,000,000 private placement to our affiliates, will be sufficient to establish an investment portfolio within a reasonable period after meeting this minimum offering amount. Based on prevailing market conditions, and depending on our evaluation of the investment opportunities then available, we thereafter anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a BDC and our election to be taxed as a RIC. During this time, we may also use the net proceeds to pay operating expenses and to fund distributions to our stockholders. In addition, during this time, we will pay management fees under the Investment Advisory Agreement as described elsewhere in this prospectus.

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering if we sell: (1) the minimum number of shares required to meet our minimum offering requirement, or 200,000 shares, and (2) the maximum number of shares registered in this offering, or 150,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock, if any, we sell in the offering. The table below assumes that shares of our common stock are sold at the initial offering price of $10.00 per share.

The amounts in the table below assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisors or banks acting as trustees or fiduciaries, and sales to our affiliates. The reduction in these fees, as appropriate, will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because the amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$2,000,000	100%	$1,500,000,000	100%
Less:
Selling commissions	$140,000	7.00%	$105,000,000	7.00%
Dealer manager fee	$55,000	2.75%	$41,250,000	2.75%
Offering expenses	$105,000	5.25%	$1,875,000	1.25%
Net Proceeds/Amount Available for Investments	$1,700,000	85.00%	$1,335,000,000	89.0%

In addition to the sales load, we estimate that we will incur in connection with this offering approximately $105,000 of offering expenses (approximately 5.25% of the gross proceeds, assuming gross proceeds of $2,000,000 sold at $10.00 per share) if the minimum number of shares is sold, and approximately $1,875,000 of offering expenses (approximately 1.25% of the gross proceeds) if the maximum number of shares is sold at $10.00 per share.

There can be no assurance that we will be able to sell all of the shares that we are registering. If we sell only a portion of the shares that we are registering, we may be unable to achieve our investment objective.

DISTRIBUTIONS

Subject to our board of directors’ discretion and applicable legal restrictions, we expect to authorize and pay monthly distributions to our stockholders beginning at the end of the first full calendar quarter after the month in which the minimum offering requirement is met. We will distribute pro rata to our stockholders funds received by us, which we deem unnecessary for us to retain. Any distributions to our stockholders will be declared out of assets legally available for distribution. Once we commence making distributions to our stockholders, we expect to continue making monthly distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our stockholders are appropriate. We have not established any limit on the extent to which we may use borrowings, if any, our equity capital, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). Such distributions reflect a return of capital, rather than a distribution of net profits. Accordingly, stockholders who receive the payment of a dividend or other distribution from us should not assume that such dividend or other distribution is the result of a net profit earned by us. There can be no assurance that we will be able to sustain distributions at any particular level. Our distributions may exceed our earnings, which we refer to as a return of capital, especially during the period before we have invested substantially all of the proceeds of this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. Our use of the term “return of capital” merely means distributions in excess of our earnings and as such may constitute a return on your individual investments and does not mean a return on capital. Therefore investors are advised that they should be aware of the differences with our use of the term “return of capital” and “return on capital.”

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We intend to elect to be treated, beginning with our first taxable year ending subsequent to the date that we commence investment operations, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must, among others things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Tax Matters.”

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

We may fund our distributions from any source, including offering proceeds, borrowings, net investment income, capital gains or otherwise. Promptly following the payment of distributions to all stockholders of record, we will send information to stockholders residing in Maryland regarding the source of such distributions.

DISCUSSION OF EXPECTED OPERATING PLANS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. Formed as a Maryland corporation on June 14, 2011, we are externally managed by SIC Advisors, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our Advisor is registered as investment advisor with the SEC. We intend to elect to be treated, beginning with our first taxable year ending subsequent to the date we commence investment operations, and intend to qualify annually thereafter, as a RIC under the Code.

Under our Investment Advisory Agreement, we have agreed to pay SIC Advisors an annual management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we have agreed to reimburse Medley for the allocable portion of overhead and other expenses incurred by Medley Capital LLC in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

Our investment objective is to provide our stockholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of our Advisor. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions.

The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective portfolio companies, the level of merger, acquisition and refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. Based on prevailing market conditions, after meeting our minimum offering requirement, we anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

Revenues

We plan to generate revenue in the form of interest on the debt securities that we hold and distributions and capital gains on other interests that we acquire in our portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and that the subordinated debt we invest in will generally have stated terms of five to ten years. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

We expect our primary annual operating expenses to be the payment of advisor fees and the reimbursement of expenses under our Investment Advisory Agreement with SIC Advisors and our Administration Agreement with Medley Capital LLC. We will bear other expenses, which are expected to include, among other things:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in our Investment Advisory Agreement;
•	the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	interest payable on debt, if any, incurred to finance our investments;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees and any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses, including travel expenses;
•	costs of director and stockholder meetings, proxy statements, stockholders’ reports and notices;
•	costs of fidelity bonds, directors and officers/errors and omissions liability insurance and other types of insurance;
•	direct costs, including those relating to printing of stockholder reports and advertising or sales materials, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;
•	brokerage commissions for our investments;
•	all other expenses incurred by us or the Advisor in connection with administering our investment portfolio, including expenses incurred by our Advisor in performing certain of its obligations under the Investment Advisory Agreement; and
•	the reimbursement of the compensation of our chief financial officer and chief compliance officer, whose salary is paid by Medley, to the extent that each such reimbursement amount is annually approved by our independent director committee and subject to the limitations included in our Administration Agreement.

Reimbursement of Medley for Administrative Services

We will reimburse Medley for the administrative expenses necessary for its performance of services to us. However, such reimbursement will be made at an amount equal to the lower of Medley’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse Medley for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of cash will be investments in portfolio companies, payments of our expenses and cash distributions to our stockholders. Immediately after we meet our minimum offering requirement, gross subscription funds will total at least $3,000,000 million, including the $1,000,000 private placement to our affiliates. Once our minimum offering requirement has been met, we intend to sell our shares on a continuous basis at a per share price of $10.00. However, to the extent that our net asset value per share increases to an amount greater than our net proceeds as stated in the prospectus, we intend to sell at a price necessary to ensure that our shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at http://www.sierraincomecorp.com.

We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that leveraging our portfolio would be appropriate. We have not decided whether, and to what extent, we will finance portfolio investments using debt or the specific form that any such financing would take. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur in connection with any such arrangement. We currently do not anticipate issuing any preferred stock.

In addition, pursuant to a private placement of our common stock to certain members of our board of directors and individuals affiliated with SIC Advisors LLC, we expect to issue an aggregate of approximately 100,000 shares of common stock for aggregate proceeds of approximately $1,000,000, upon the satisfaction of the minimum offering requirement. We do not have any current plans, agreements or understandings to issue additional securities through private placements following the commencement of this offering, although we can offer no assurance that this will not happen in the future.

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our affiliates and sponsors have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsor has an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Investments

We will measure the value of our investments in accordance with fair value accounting guidance promulgated under GAAP, which establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value will be classified and disclosed in one of the following categories:

•	Level 1 — Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased and call options will be included in Level 1. We will not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.
•	Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.
•	Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments that are expected to be included in this category are our private portfolio companies.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the investment.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities for accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Organization and Offering Expenses

Organization expenses will be expensed on the Company’s statement of operations. Continuous offering expenses, excluding sales load, will be capitalized on the Company’s balance sheet as deferred offering expenses and expensed to the Company’s statement of operations over a 12-month period.

Federal Income Taxes

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Tax Matters.”

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. On          , 2011, we entered into the Investment Advisory Agreement with SIC Advisors in accordance with the 1940 Act. The Investment Advisory Agreement is effective as of the date that we meet the minimum offering requirement. SIC Advisors will serve as our investment advisor in accordance with the terms of our Investment Advisory Agreement. Payments under our Investment Advisory Agreement in each reporting period will consist of (i) a management fee equal to a percentage of the value of our gross assets and (ii) an incentive fee based on our performance.

On          , 2011, we entered into our Administration Agreement with Medley Capital LLC pursuant to which Medley Capital LLC furnishes us with administrative services necessary to conduct our day-to-day operations. Medley will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse Medley for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley.

If any of our contractual obligations discussed above is terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not expect to have any off-balance sheet financings or liabilities.

Quantitative and Qualitative Disclosures About Market Risk

We will be subject to financial market risks, including changes in interest rates. To the extent that we borrow money to make investments, our net investment income will be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of rising interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

In addition, any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our articles of incorporation, our authorized capital stock consists solely of 250,000,000 shares of common stock, par value $0.001 per share, of which       shares were outstanding as of          , 2011. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

All policies shall be equally applicable and enforceable to each stockholder, including but not limited to those pertaining to liquidation, conversion and redemption rights. None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

(1)Title of Class	(2)Amount Authorized	(3)Amount Held by Company or for its Account	(4)Amount Outstanding Exclusive of Amount Shown Under(3)
Common Stock	250,000,000	—

Common Stock

Under the terms of our articles of incorporation and bylaws, holders of our shares of common stock are entitled to:

•	one vote for each share held on all matters submitted to a vote of stockholders with no cumulative voting rights;
•	one vote for each share held, a plurality of which shall elect all of the directors standing for election; and
•	receive ratably our net assets available after the payment of all of our debts and other liabilities upon our liquidation, dissolution or winding up.

All shares of our common stock, when issued, will be duly authorized, validly issued, fully paid and non-assessable. Under the terms of our articles of incorporation, holders of our common stock are not entitled to preemptive, appraisal, subscription, sinking fund, or conversion rights, but are entitled to the limited repurchase rights described below relating to our share repurchase program and repurchases upon the death or disability of a stockholder. Shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. Under the terms of our articles of incorporation, holders of our common stock will not be subject to further calls or assessments. The rights, preferences and privileges of holders of our common stock are subject to the rights of the holders of any series of our preferred stock which we may designate and issue in the future.

The following actions may not be taken without a vote of at least a majority of the outstanding shares of our common stock:

•	modifying of our articles of incorporation or bylaws which would materially adversely affect the rights of the stockholders, including those relating to proportionate rights, voting rights, and non-assessibility of stock;
•	making our common stock a “redeemable security”;
•	converting us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);
•	appointing a new investment advisor;

•	changing the nature of our business so that we cease to be, or withdraw our election to be treated as a BDC;
•	selling all or substantially all of our assets other than in the ordinary course of our business;
•	causing the merger or other reorganization of us;
•	removal of one or more directors, except such removal may be only for cause, as is defined in our articles of incorporation; or
•	sell Company assets to either of the Advisor or any of their respective affiliates.

Preferred Stock

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. In the event we issue preferred stock, we will supplement this prospectus accordingly. We will not offer preferred stock to our Advisor or their affiliates except on the same terms as offered to all other stockholders.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires that: (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Action by Stockholders

Our articles of incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our articles of incorporation and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Action; Amendment of Articles of incorporation and Bylaws

Pursuant to our articles of incorporation, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to our articles of incorporation to make our shares a “redeemable security” or to convert our company, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our articles of incorporation and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

•	Our articles of incorporation provides that a majority of our stockholders may, without the necessity of any concurrence by SIC Advisors, take the following actions:
•	Removal of SIC Advisors and election of a new investment adviser;
•	Dissolving our company;
•	Approving the sale of all or substantially all of our assets other than in the ordinary course of our business; and
•	Causing the merger or other reorganization of our company.

Without the approval of a majority of our stockholders, SIC Advisors may not:

•	Amend the investment advisory agreement and administration agreement except for amendments that would not adversely affect the interests of our stockholders;
•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;
•	Appoint a new investment adviser;
•	Sell all or substantially all of our assets other than in the ordinary course of business; and
•	Cause the merger or other reorganization of our company.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. Our articles of incorporation provides that holders of our shares will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions — Appraisal and Compensation.”

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at http://www.sierraincomecorp.com and on the SEC's website at http://www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Limitation on Liability and Indemnification

Our articles of incorporation, subject to the conditions set forth under Maryland law, limit the personal liability of our stockholders, directors and officers for monetary damages. Notwithstanding the foregoing, our articles of incorporation prohibit us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, SIC Advisors and its affiliates) unless each of the following conditions are met: (i) the party seeking indemnification has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (ii) the party seeking indemnification was acting or performing services on our behalf; (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a director (other than an independent director), or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent director; and (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

Our articles of incorporation also contain limits on indemnifying against liability arising under the securities laws. Specifically, the SEC takes the position that indemnification against liabilities arising under the Securities Act is contrary to public policy and unenforceable. Indemnification of the directors, our officers, employees, agents, including SIC Advisors or its affiliates, will not be allowed for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

•	there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the indemnitee;
•	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the indemnitee; or
•	a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered as to indemnification for violations of securities laws.

We will pay or reimburse funds to an indemnitee, including SIC Advisors or an affiliate of SIC Advisors, for reasonable legal expenses and other costs incurred in advance of the final disposition of a proceeding if all of the following are satisfied:

•	the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf;
•	the party seeking such advancement has provided us with written affirmation of such party’s good faith belief that such party has met the standard of conduct necessary for indemnification;
•	the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his capacity as such and a court of competent jurisdiction specifically approves such advancement; and
•	the party seeking indemnification undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

Provisions of the Maryland General Corporation Law

The Maryland Business Combination Act, subject to limitations, prohibits certain business combinations between a Maryland corporation (like we are) and an interested stockholder (defined generally as any person who beneficially owns 10% or more of the voting power of our voting capital stock) or an affiliate of any interested stockholder for five years following the most recent date on which the stockholder became an interested stockholder, and thereafter imposes special appraisal rights and special stockholder voting requirements on these combinations. The Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation (defined as shares which, when aggregated with other shares controlled by the stockholder, entitle the stockholder to exercise, or direct the exercise of, one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by the corporation’s stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

The provisions of these two statutes generally apply to a Maryland corporation unless the corporation’s articles of incorporation or bylaws exempt the corporation from such provisions. Our articles of incorporation contain provisions that expressly exempt us from the Maryland Business Combination Act and our bylaws contain provisions that expressly exempt us from the Maryland Control Share Acquisition Act. Our election to be exempt from the provisions of the Maryland Control Share Acquisition Act may be repealed by our board of directors at its discretion, the result of which would make it more difficult for a third party to obtain control of us.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. We believe that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our articles of incorporation and bylaws provide that a plurality of all votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director, notwithstanding the concurrence of our board of directors to such action, unless a different vote is required under the 1940 Act or other applicable statutes or regulations or our articles of incorporation. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Pursuant to our articles of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our articles of incorporation provide that the number of directors will be five (5), which number may be increased or decreased from time to time only by the board of directors in accordance with our bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one, which is the minimum number required by the Maryland General Corporation Law, nor more than 11. Any vacancies caused by an increase in the size of the board of directors, or by the death, resignation, or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our articles of incorporation provide that a director may be removed only for cause, as defined in our articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Limited Repurchase Rights

Our articles of incorporation contain provisions governing our share repurchase program and our repurchase of shares upon the death or disability of a stockholder.

Share Repurchase Program

Our articles of incorporation provide that commencing 12 months after the date that we meet the minimum offering requirement, we will offer to repurchase up to 2.5% of the weighted average number of our outstanding shares in the prior four calendar quarters from our stockholders on the fifth business day following the date that we file our annual report on Form 10-K or quarterly report on Form 10-Q with the SEC, or on such other date and time as determined by our board of directors and disclosed to our stockholders through any means reasonably designed to inform them thereof at least three business days prior to the date of any repurchase, at a price per share equal to the net asset value per share as disclosed in our most recently filed annual report on Form 10-K or quarterly report on Form 10-Q with the SEC. However, the number of shares to be repurchased by us during any calendar year shall be limited to the number of shares that we can repurchase with the proceeds we receive from the sale of shares under our distribution reinvestment plan, unless our board of directors determines otherwise. We will repurchase shares under this provisions on a pro rata basis in the event that we cannot satisfy all repurchase requests made by our stockholders because of any of the limitations described above.

Importantly, our board of directors we will have the right to suspend or terminate any repurchase to be made pursuant to this provision of our articles of incorporation to the extent that such repurchase would cause us to violate federal law or Maryland law or to the extent that our board of directors determines that it is in our best interest to do so. We are required to promptly notify our stockholders of any changes to this provision of our articles of incorporation, including any suspension or termination of the provision, through any means reasonably designed to inform our stockholders of such changes.

A stockholder will have the right to tender and withdraw or rescind a repurchase request at any time prior to the applicable repurchase date. All payments required to be made by us in accordance with this provision of our articles of incorporation will be made within three business days following the repurchase date or such other date as determined by us and disclosed to our stockholders through any means reasonably designed to inform them thereof at least three business days prior to the applicable repurchase date. We are required to develop any other procedures necessary to implement this provisions of our articles of incorporation, including the form of repurchase requests stockholders are required to submit to us in connection with each repurchase through any means reasonably designed to inform our stockholders at least three business days prior to the applicable repurchase date.

The requirements contained in this provision of our articles of incorporation will terminate on the date that our shares are listed on a national securities exchange, are included for quotation in a national securities market or, in the sole determination of our board of directors, a secondary trading market for our shares otherwise develops.

All shares to be repurchased must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares, we will not repurchase any such shares.

Repurchase Upon Death or Disability

Our articles of incorporation provide that in the event of the death or disability of a stockholder, we will shall repurchase such stockholder’s shares, upon the stockholder presenting such shares for repurchase. However, we will not be obligated to repurchase such stockholder’s shares if more than two years have elapsed from the date of the applicable death or disability and, in the case of a disability, if the stockholder fails to provide the opinion of the qualified independent physician referred to below. The repurchase price per share of the shares to be paid by us to the stockholder or stockholder’s estate, as applicable, will be equal to the net asset value per share of the shares as disclosed in our most recently filed annual report on Form 10-K or quarterly report on Form 10-Q with the SEC immediately following the date of the death or disability of such stockholder. As defined in our articles of incorporation, “disability” means such stockholder suffers a disability for a period of time, as may be determined by our board of directors, and the accuracy of such determination is confirmed by a qualified independent physician from whom such stockholder is required to receive an examination within 30 days following the board of directors’ determination. If such stockholder fails to reasonably cooperate with our board of directors in obtaining the opinion of a qualified independent physician, then our board of directors may decide to not make the repurchase.

Importantly, our board of directors we will have the right to suspend or terminate any repurchase to be made pursuant to this provision of our articles of incorporation to the extent that such repurchase would cause us to violate federal law or Maryland law or to the extent that our board of directors determines that it is in our best interest to do so. We are required to promptly notify our stockholders of any changes to this provision of our articles of incorporation, including any suspension or termination of the provision, through any means reasonably designed to inform our stockholders of such changes.

The requirements contained in this provision of our articles of incorporation will terminate on the date that our shares are listed on a national securities exchange or are included for quotation in a national securities market.

All shares to be repurchased must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares, we will not repurchase any such shares.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent any provision of the Maryland General Corporation Law or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, SIC Advisors will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by SIC Advisors’ investment professionals, with such valuation taking into account information received from an independent valuation firm, if applicable;
•	preliminary valuation conclusions will then be documented and discussed with our audit committee;
•	our audit committee will review the preliminary valuation and SIC Advisors’ investment professionals, together with our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the audit committee; and
•	our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of SIC Advisors, the audit committee and any third-party valuation firm, if applicable.

While SIC Advisors and an independent valuation firm, if applicable, is responsible for making the initial valuation, under the 1940 Act it is ultimately the responsibility of the full board of directors to make the fair value determination. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors will consider include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA (Earnings Before Interest, Taxes Depreciation and Amortization), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

The fair values of our investments will be determined in good faith by our board of directors. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using an independent third-party pricing service which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our board of directors will utilize an independent third-party valuation service to value such investments. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we intend to sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for our shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of our shares and, as a result, may receive fractional shares. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for two years from the date of this prospectus, unless extended.

In connection with each closing on the sale of shares offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling shares at a price per share which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value per share of our shares disclosed in the most recent periodic report we filed with the SEC;
•	our management's assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our shares; and
•	the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our management's assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of our shares at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of our shares, but instead it involves the determination by our board of directors or a committee thereof that we are not selling our shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue our shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share of our shares at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of our shares pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

In addition, a decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our shares offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

SUITABILITY STANDARDS

Shares of our common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial stockholders in this offering which require that a purchaser of shares have either:

•	A gross annual income of at least $70,000 and a net worth of at least $70,000, or
•	A net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

California — In addition to the suitability standards above, an investor in the State of California must limit his or her investment in us to 10% of his or her net worth (excluding home, furnishings and automobiles).

Kentucky — All Kentucky residents who invest in our common stock must have a minimum gross annual income of $85,000 and a minimum net worth of $85,000 or a minimum net worth of $300,000. In addition, Kentucky investors must limit his or her investment in us to 10% of his or her liquid net worth.

Kansas — It is recommended by the Office of the Kansas Securities Commission that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily martketable securities.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation program investments not exceed 10% of the investor’s liquid net worth. For this purpose “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents in readily marketable securities.

Those selling shares on our behalf and participating broker-dealers and registered investment advisors recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor. In making this determination, your participating broker-dealer, authorized representative or other person selling shares on our behalf will, based on a review of the information provided by you, consider whether you:

•	meet the minimum income and net worth standards established in your state;
•	can reasonably benefit from an investment in our common stock based on your overall investment objectives and portfolio structure;
•	are able to bear the economic risk of the investment based on your overall financial situation, including the risk that you may lose your entire investment; and
•	have an apparent understanding of the following:
•	the fundamental risks of your investment;
•	the lack of liquidity of your shares;
•	the restrictions on transferability of your shares;
•	the background and qualification of our Advisor; and
•	the tax consequences of your investment.

The exemption for secondary trading under California Corporations Code §25104(h) will be withheld, but there may be other exemptions to cover private sales by the bona fide owner for his own account without advertising and without being effected by or through a broker dealer in a public offering. In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

The minimum purchase amount is $2,000 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each contribution is made in increments of $100. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our stock, our investment objectives and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. Those selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. Each participating broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the Investment Company Act of 1940, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

SUBSCRIPTION PROCESS

Subscription Process

To purchase shares in this offering, you must complete and sign a subscription agreement, like the one contained in this prospectus as Appendix A. Prior to our meeting the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for Sierra Income Corporation.” Subsequent to our meeting the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as agent for Sierra Income Corporation.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account. You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely. By executing the subscription agreement, you will attest that you meet the minimum income and net worth standards described in this prospectus. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive the final prospectus. Our dealer manager and/or the broker-dealers participating in the offering will promptly submit a subscriber’s check for deposit in an escrow account on the business day following receipt of the subscriber’s subscription documents and check. In certain circumstances where the suitability review procedures are more lengthy than customary, a subscriber’s check will be promptly deposited into an escrow account after the completion of such suitability review procedures. The proceeds from your subscription will be deposited in a segregated escrow account and will be held in trust for your benefit, pending our acceptance of your subscription. Within ten business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. We are expecting to close on subscriptions that are received and accepted by us on a semi-monthly basis. If we accept the subscription, we will mail a confirmation within three business days. If for any reason we reject the subscription, we will promptly return the check and the subscription agreement, without interest (unless we reject your subscription because we fail to achieve the minimum offering) or deduction, within ten business days after rejecting it.

Minimum Purchase Requirements

Generally, you must initially invest at least $2,000 in our shares to be eligible to participate in this offering. In order to satisfy this minimum purchase requirement, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100. You should note that an investment in our shares will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code. If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in increments of $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

Investments through IRA Accounts

If you would like to purchase shares through an IRA account, State Street Bank has agreed to act as IRA custodian for purchasers of our common stock as described below; however, we do not require that you use our IRA custodian. If you would like to establish a new IRA account with State Street Bank for an investment in our shares, we will pay the first-year annual IRA maintenance fees of such accounts with State Street Bank. After we pay the first calendar year base fee, investors will be responsible for the annual IRA maintenance fees charged by State Street Bank, charged at the beginning of each calendar year. Further information about custodial services is available through your broker or through our dealer manager at 1-888-292-3178.

PLAN OF DISTRIBUTION

We are offering a maximum of 150,000,000 shares of our common stock to the public at an initial offering price of $10.00 per share, except as provided below. Our dealer manager is SC Distributors, LLC. The shares are being offered on a “best efforts” basis, which means generally that the dealer manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. We intend that the shares of common stock offered pursuant to this prospectus will not be listed on any national securities exchange, and neither our dealer manager nor the participating broker-dealers intend to act as market-makers with respect to our common stock.

The offering of our shares will terminate within one year of the date of this prospectus if we have not received and accepted subscriptions for minimum gross proceeds of $2,000,000 of shares by such date from persons who are not affiliated with us or our Advisor. In addition, if we extend the offering for another year and file another registration statement during the one-year extension in order to sell additional shares, we could continue to sell shares in this offering until the earlier of 180 days after the third anniversary of the commencement of this offering or the effective date of the subsequent registration statement. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for two years from the date of this prospectus, unless extended. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

Dealer Manager

Our dealer manager is SC Distributors, which is an affiliate of Strategic Capital Advisory Services, LLC and a member of FINRA and the SIPC. The dealer manager is headquartered at 610 Newport Center Drive, Suite 350, Newport Beach, CA 92660. Our dealer manager will act as a distributor of our shares of common stock offered by this prospectus.

Subject to certain reductions described below, our dealer manager will receive selling commissions of up to 7.0% of the gross proceeds of shares sold in the offering. The dealer manager will also receive a dealer manager fee of up to 2.75% of the gross offering proceeds. Underwriting compensation includes selling commissions, marketing support fees, wholesaling compensation and expense reimbursements, expenses relating to sales seminars and sales incentives. In no event will aggregate underwriting compensation paid exceed 9.75% of gross proceeds of our offering at the termination of the offering. Pursuant to a joint venture agreement and its ownership in SIC Advisors, Strategic Capital Advisory Services is entitled to receive distributions equal to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors under the Investment Advisory Agreement. Strategic Capital Advisory Services will provide certain non-investment advisory services to, and on behalf of, SIC Advisors. In addition, Strategic Capital Advisory Services’ limited voting interest in SIC Advisors entitles it to 20% of the net proceeds received in connection with the sale or other strategic transaction involving SIC Advisors. These distributions are for bona fide services performed by Strategic Capital for SIC Advisors in accordance with its ownership percentage and is not underwriting compensation.

Our dealer manager will engage non-affliated, third-party participating broker-dealers in connection with the offering of shares. As used in this prospectus, the term participating broker-dealers includes the dealer manager, other members of FINRA, and entities exempt from broker-dealer registration. In connection with the sale of shares by participating broker-dealers, our dealer manager will reallow to such participating broker-dealers all of its selling commissions attributable to such participating broker-dealers’ respective sales. The dealer manager may reallow any portion of the dealer manager fees for each share sold by a participating broker-dealer. See “Special Discounts” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. We will also reimburse the dealer manager for bona fide out-of-pocket due diligence expenses that are incurred by the dealer manager and/or participating broker-dealers, provided that such expenses are detailed on itemized invoices.

In addition, we and, to a lesser extent, our affiliates may reimburse our dealer manager and its associated persons and affiliates for other expenses incurred, including expenses related to bona fide training and education meetings, sales seminars, wholesaling activities and legal expenses. Amounts paid by us to our dealer manager may be paid by our dealer manager to any participating broker-dealers. We may also reimburse the participating broker-dealers for certain expenses incurred in connection with this offering. Expenses that we may pay to participating broker-dealers, or those expenses our dealer manager reallows to participating broker-dealers, are subject to reimbursement for reasonable out-of-pocket expenses incurred and supported by a detailed and itemized invoice or similar statement from the participating broker-dealer that demonstrates the actual expenses incurred and include reimbursements for costs and expenses related to investor and broker-dealer sales and training meetings, broker-dealer training and education meetings for such meetings conducted by us, our dealer manager or participating broker-dealers and including costs of technology associated with the offering and other costs and expenses related to such technology costs.

We, or our affiliates, may provide permissible forms of non-cash compensation to registered representatives of our dealer manager and the participating broker-dealers, the value of which may not exceed an aggregate of $100 per sales person, per year in accordance with FINRA regulations. In the event other incentives are provided to registered representatives of the dealer manager or the participating broker-dealers, those incentives will be paid only in cash, and such payments will be made only to the dealer manager, not to participating broker-dealers or to their registered representatives. This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds.

To the extent permitted under applicable law and our articles of incorporation and bylaws, we have agreed to indemnify the dealer manager, participating broker-dealers, and selected registered investment advisors against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

The dealer manager and participating broker-dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, our subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the dealer manager and participating broker-dealers as an alternative to paper copies when possible. If the dealer manager or a participating broker-dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents.

Share Distribution Channels

We expect our dealer manager to use multiple distribution channels to sell our shares. These channels may have different selling commissions, and consequently, a different purchase price for the shares.

Our dealer manager is expected to engage participating broker-dealers in connection with the sale of the shares of this offering in accordance with participating broker-dealer agreements. No participating broker-dealers have entered into a participating broker-dealer agreement related to this offering prior to the effective date of our registration statement. Except as otherwise described, selling commissions and dealer manager fees will be paid by us to our dealer manager in connection with such sales.

We may pay reduced selling commissions to our dealer manager in connection with the sale of shares of our common stock to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their participating broker-dealers that no selling commissions will be payable with respect to the purchase of their shares: (1) if the investor has engaged the services of a registered investment advisor or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (2) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to us will not be affected by reducing the selling commissions payable in connection with such transaction. Neither our dealer manager nor its affiliates are expected to directly or indirectly compensate any person engaged as an investment advisor or a bank trust department by a potential investor to induce such investment advisor or bank trust department to advise favorably for an investment in shares of our common stock. See “— Special Discounts.”

We also expect to deliver our shares through independent investment advisors (affiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

Special Discounts

We may waive or reduce certain fees and expenses in connection with the sale of our shares that will represent a discount to the price at which our shares are offered to the public. However, the amount of net proceeds to us is not expected to be affected by these discounts.

Our executive officers and directors and their immediate family members, as well as officers and persons associated with our Advisor and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings) and other individuals designated by our management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering at a discount. The purchase price for such shares will be $9.30 per share, reflecting the fact that selling commissions in the amount of $0.70 per share will be waived and not payable in connection with such shares. However, there is no limit on the number of shares of our common stock that may be sold to such persons.

In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisors or banks acting as trustees or fiduciaries, sales to our affiliates, sales to employees of selected participating broker-dealers, sales made by certain selected participating broker-dealers at the discretion of the dealer manager, sales in wrap accounts managed by participating broker-dealers or their affiliates, and sales in managed accounts that are managed by participating broker-dealers or their affiliates.

We may also sell shares at a discount to the public offering price in the event that the investor:

•	pays a broker-dealer a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker-dealer services, which is referred to as a “wrap fee;”
•	has engaged the services of a registered investment advisor with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment advisor that is also registered as a broker-dealer who does not have a fixed or “wrap fee” feature or other asset fee arrangement with the investor); or
•	is investing through a bank or other entity exempt from broker-dealer registration acting as trustee or fiduciary.

If an investor purchases shares through one of these channels in this offering, we intend to sell the shares at a negotiated discount, reflecting that selling commissions will not be paid in connection with such purchases. We expect to receive substantially the same net proceeds for sales of shares through these channels. Neither our dealer manager nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us.

Volume Discounts

In connection with sales of over $500,000 in shares of our common stock to a qualifying purchaser (as defined below), a participating broker-dealer may offer such qualifying purchaser a volume discount by reducing the amount of the participating broker-dealer’s selling commissions and, if applicable, dealer manager fee. Such reduction would be credited to the qualifying purchaser by reducing the total purchase price payable by the qualifying purchaser for the shares of our common stock purchased by the qualifying purchaser. The net proceeds to us from sales of our common stock eligible for a volume discount will be the same as other sales of shares of our common stock.

The following table illustrates the various discount levels that will be offered to qualifying purchasers by participating broker-dealers for shares of our common stock purchased in the primary offering:

Dollar Amount of Shares Purchased	Selling Commission Percentage	Dealer Manager Fee	Purchase Price per Share to Investor(1)
$500,000 or less	7.0%	2.75%	$10.00
$500,001 – $1,000,000	6.0	2.75	9.90
$1,000,001 – $2,000,000	5.0	2.75	9.80
$2,000,001 – $3,000,000	4.0	2.75	9.70
$3,000,001 – $5,000,000	3.0	2.35	9.56
$5,000,001 – $10,000,000	2.0	2.35	9.46
$10,000,001 and above	1.0	2.15	9.34

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

All selling commission rates set forth in the table above are calculated assuming a purchase price per share of common stock of $10.00. We will apply the reduced per share purchase price, selling commission and, if applicable, dealer manager fee, set forth in the table above to the entire purchase, not just the portion of the purchase which exceeds the $500,000 share purchase threshold. For example, a purchase of 300,000 shares of our common stock in a single transaction would result in a purchase price of $2,910,000 ($9.70 per share) and selling commissions of $120,000.

To qualify for a volume discount as a result of multiple purchases of shares of our common stock, an investor must use the same participating broker-dealer for each purchase and must complete a subscription form for additional purchases, a form of which is included in Appendix A. Once an investor qualifies for a volume discount, the investor will be eligible to receive the benefit of such discount for subsequent purchases of shares in the primary offering made through the same participating broker-dealer. If a subsequent purchase entitles an investor to an increased reduction in selling commissions, the volume discount will apply only to the current and future investments.

The following persons qualify as a “qualifying purchaser,” and, to the extent purchased through the same participating broker-dealer, may combine their purchases as a “single qualifying purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;
•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;
•	an employee’s trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and
•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her subscription combined with others as a single qualifying purchaser, that person must request such treatment in writing at the time of that person’s subscription and identify the subscriptions to be combined. Any combination request will be subject to our verification that the subscriptions to be combined are made by a single qualifying purchaser. If the subscription agreements for the combined subscriptions of a single qualifying purchaser are submitted at the same time, then the selling commissions payable and the discounted share purchase price will be allocated pro rata among the combined subscriptions on the basis of the respective subscription amounts being combined. Otherwise, the volume discount provisions will apply only to the subscription that qualifies the single qualifying purchaser for the volume discount and the subsequent subscriptions of that single qualifying purchaser.

Only shares of our common stock purchased in the primary offering are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount or count toward aggregate purchase amounts for the purposes of determining which purchase price discount level an investor is eligible for.

Volume discounts for residents of the State of California will be available in accordance with the volume discount levels set forth in the table above. However, with respect to residents of the State of California, no volume discounts will be granted to any group of purchasers and no subscriptions may be aggregated as part of a combined subscription for purposes of determining the dollar amount of shares purchased.

Minimum Offering Requirement

Investments are made by completing and properly executing a subscription agreement. The initial minimum permitted purchase is $2,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Your investment funds must be submitted with the subscription agreement. We, our dealer manager, and participating broker-dealers will solicit subscriptions but will not sell any shares unless, we raise gross offering proceeds of $2,000,000 within one year from the date of this prospectus. This is referred to as our minimum offering requirement. Pending satisfaction of the minimum offering requirement, all subscription payments will be placed in an interest-bearing account held by our designated escrow agent in trust for our subscribers’ benefit. If we do not satisfy the minimum offering requirement within one year from the effective date of this prospectus, we will return all funds to subscribers (including interest). Funds held in escrow will not incur any fees or expenses. We will bear all expense of the escrow account. Within 30 days after meeting our minimum offering requirement, the funds in the escrow account will be released to us and the subscribing investors will become our stockholders in our Company. We expect to close on subscriptions received and accepted by us subsequent to meeting the minimum offering requirement on a semi-monthly basis.

Once the minimum offering requirement is met, we intend to sell our shares on a continuous basis at a price of $10.00 per share. However, if our net asset value per share increases above our net proceeds per share as stated in this prospectus, we intend to supplement the prospectus, or file an amendment to the registration statement with the SEC, to sell our common stock at a price necessary to ensure that our shares are not sold at a price, after deduction of selling commissions (up to 7.0%) and dealer manager fees (up to 2.75%), that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, subscriptions for this offering shall be for a specific dollar amount rather than a specified quantity of shares. Except as discussed above, the public offering price of our common stock will always include a provision for a sales load of up to 9.75%, computed as a percentage of the public offering price.

DISTRIBUTION REINVESTMENT PLAN

Any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares.

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

Participation in the distribution reinvestment plan will commence with the next distribution paid after receipt of an investor’s written election to participate in the plan and to all other calendar months thereafter, provided such election is received at least 15 business days prior to the last day of the calendar month.

Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Your distribution amount will purchase shares at the price equal to 95% of the price that shares of our common stock are sold in the offering at the closing immediately following the distribution date. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be 95% of the net asset value per share of our common stock on the distribution date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying DST Systems, Inc., the reinvestment agent and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of stock, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker-dealer or other financial intermediary, you may “opt-in” to our distribution reinvestment plan by notifying your broker-dealer or other financial intermediary of your election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. At least annually, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to you. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the management fee and the incentive fee are determined and paid under our Investment Advisory Agreement.

For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Tax Matters.” Additional information about the distribution reinvestment plan may be obtained by contacting stockholder services for Sierra Income Corporation at (212) 759- 0777.

SHARE REPURCHASE PROGRAM

We do not intend to list our shares on a securities exchange, and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.

Beginning 12 months after we meet the minimum offering requirement, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly share repurchases, on approximately 10% of our weighted average number of outstanding shares in any 12-month period to allow our stockholders to sell their shares back to us at a price equal to the most recently disclosed net asset value per share of our common stock immediately prior to the date of repurchase. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares.

Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See ”Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, we will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may request that we repurchase all of the shares of our common stock that you own.

To the extent that the number of shares of our common stock submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis from among the requests for repurchase received by us. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.

Our board of directors has the right to suspend or terminate the share repurchase program to the extent that it determines that it is in our best interest to do so. We will promptly notify our shareholders of any changes to the share repurchase program, including any suspension or termination of it. Moreover, the share repurchase program will terminate on the date that our shares are listed on a national securities exchange, are included for quotation in a national securities market or, in the sole determination of our board of directors, a secondary trading market for the shares otherwise develops. All shares to be repurchased under our share repurchase program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market. There is no assurance that we will repurchase any of your shares pursuant to the share repurchase program or that there will be sufficient funds available to accommodate all of our stockholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Stockholders will not pay a fee in connection with our repurchase of shares under the share repurchase program.

In the event of the death or disability of a stockholder, we will repurchase the shares held by such stockholder at a price equal to the net value per share of our shares as disclosed in the periodic report we file with the SEC immediately following the death or disability of such stockholder. However, we will not be obligated to repurchase shares if more than two years have elapsed since the date of the death or disability of the shareholder. For purposes of this repurchase right, a disability will be deemed to have occurred when a shareholder suffers a disability for a period of time, as determined by our board of directors and confirmed by a qualified independent physician. Our board of directors will have no obligation to repurchase shares if it would cause us to violate federal law or Maryland law. Moreover, our board of directors has the right to suspend or terminate this repurchase right to the extent that it determines that it is in our best interest to do so. Finally, this repurchase right will terminate on the date that our shares are listed on a national securities exchange or are included for quotation in a national securities market. All shares to be repurchased under our share repurchase program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

Our articles of incorporation contain provisions governing our share repurchase program and our repurchase of shares upon the death or disability of a stockholder. For a more detailed discussion of these provisions, see “Description of Our Capital Stock — Limited Repurchase Rights.”

SHARE LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our stockholders within seven years following the completion of the offering period, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our most recent public equity offering, which will include this offering and any follow-on offering. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. A BDC is a special category of investment company under the 1940 Act that was added by Congress to facilitate the flow of capital to private companies and small public companies that do not have efficient or cost-effective access to public capital markets or other conventional forms of corporate financing. BDCs make investments in private or thinly-traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income or capital growth.

BDCs are closed-end funds that elect to be regulated as BDCs under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. BDCs are provided greater flexibility under the 1940 Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of a BDC’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends, and in certain other limited circumstances.

As a BDC, we will not generally be permitted to invest in any portfolio company in which our Advisor or any of their affiliates currently have an investment or to make any co-investments with our Advisor or any of its affiliates without an exemptive order from the SEC. We may, however, invest alongside our Advisor and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC Staff permitting us and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no investment advisor, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside such other clients as otherwise permissible under regulatory guidance, applicable regulations and our Advisor’s allocation policies. We and our Advisor may submit an exemptive application to the SEC to permit greater flexibility to co-invest with other funds managed by our Advisor or affiliated advisers. However, there is no assurance that we will seek or obtain such SEC exemptive relief.

Business Development Company Regulation: Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which we refer to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As discussed in greater detail below, the 1940 Act defines qualifying assets as principally including certain investments by a BDC in eligible portfolio companies. An eligible portfolio company is defined under the 1940 Act as any issuer which:

1.	is organized under the laws of, and has its principal place of business in, the United States;
2.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

3.	satisfies any of the following:
a.	does not have any class of securities that is traded on a national securities exchange;
b.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
c.	is controlled by a BDC, either alone or as part of a group acting together, and the BDC has an affiliated person who is a director of the eligible portfolio company; or
d.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

As relevant to our proposed business, the principal categories of qualifying assets under the 1940 Act are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.
2.	Securities of any eligible portfolio company that we control.
3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
6.	Cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Business Development Company Regulation: Control and Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or make available to the issuer of the securities significant managerial assistance without the issuer having to request such assistance. Where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance includes any arrangement whereby the BDC, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment so that 70% of our total assets are qualifying assets. Typically, we intend to invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the diversification requirements in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We expect that our Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to the registration statement. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Compliance Policies and Procedures

We and our Advisor have each adopted and implemented written compliance policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering our compliance policies and procedures and our Advisor’s chief compliance officer is responsible for administering the compliance policies and procedures for the Advisor.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to SIC Advisors. SIC Advisors will vote proxies according to our proxy voting policies and procedures which are set forth below. These guidelines are reviewed periodically by the Advisor as well as our board of directors, and, accordingly, are subject to change.

As an investment advisor registered under the 1940 Act, SIC Advisors has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of SIC Advisors are intended to comply with Section 206 of, and Rule 206(4)-6 under, the 1940 Act.

Proxy Policies

SIC Advisors will vote proxies relating to our securities in a manner that it believes, in its discretion, to be in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and

(4) customary industry and business practices. Although SIC Advisors will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of SIC Advisors are made by its portfolio managers and investment professionals under the supervision of SIC Advisors legal/compliance department. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) the recommended vote be approved by a member of SIC Advisors legal/compliance department prior to being submitted to the custodian; (b) associates involved in the decision making process or vote administration are prohibited from revealing how SIC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, the chief compliance officer designate an individual or group who can impartially help decide how to resolve such conflict.

Proxy Voting Records

You may obtain information, without charge, regarding how SIC Advisors voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Sierra Income Corporation at 375 Park Ave, 33rd Floor, New York, NY 10152.

Securities Exchange Act and Sarbanes-Oxley Act

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and its regulations. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, beginning with our first taxable year subsequent to the date that we commence investment operations, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a Regulated Investment Company

If we:

•	maintain our qualification as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” As a result, we may be prohibited from making distributions necessary to satisfy the Annual Distribution Requirement. Even if we are not prohibited from making distributions, our ability to raise additional capital to satisfy the Annual Distribution Requirement may be limited. If we are not able to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Pursuant to a recent revenue procedure issued by the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s Annual Distribution Requirement and qualify for the dividends paid deduction for income tax purposes. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each shareholder have a right to elect to receive its entire distribution in cash. If the number of shareholders electing to receive cash would cause cash distributions in excess of 10%, then each shareholder electing to receive cash would receive a proportionate share of the cash to be distributed (although no shareholder electing to receive cash may receive less than 10% of such shareholder’s distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2012. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current or accumulated earnings and profits for United States federal income tax purposes. In situations where this revenue procedure is not applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. We have no current intention of paying dividends in shares of our stock.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or prior to December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% (20% for taxable years beginning after December 31, 2012) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We have adopted a distribution reinvestment plan through which a stockholder may elect to receive distributions in the form of additional shares of our common stock, See “Distribution Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 15% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2012, no withholding is required and the distributions generally are not subject to federal income tax if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning on or after January 1, 2012. Currently, we do not anticipate that any significant amount of our distributions would be designated as eligible for this exemption from withholding even if such exemption were extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Recently enacted legislation that becomes effective after December 31, 2012 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning on or before December 31, 2012 would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 100 Wall St. # 16, New York, New York 10005-3716. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is
P.O. Box 219312, Kansas City, Missouri 64121-9312, telephone number: (816) 435-1000.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use broker-dealers in the normal course of our business. Subject to policies established by our board of directors, our Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker-dealer based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other broker-dealers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for Sierra Income Corporation for the period from (inception) to October 31, 2011 included in this prospectus have been audited by Ernst & Young LLP, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

STOCKHOLDER PRIVACY NOTICE

We collect nonpublic personal information about our stockholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of stockholders that is derived using such information. For example, it includes a stockholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

•	account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;
•	transaction history of a stockholder’s account; and
•	service providers.

We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:

•	Our service providers, including our Advisor’s, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.
•	Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.
•	Government officials or other persons unaffiliated with us, to the extent required by federal or Maryland law or our articles of incorporation, including in accordance with subpoenas, court orders, and requests from government regulators.

If you decide to close your account(s), we will continue to adhere to the practices described in this notice.

If you invest in our common stock through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.

We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

INDEX TO FINANCIAL STATEMENTS

The following financial statements of Sierra Income Corporation are included in this prospectus.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Sierra Income Corporation

We have audited the accompanying balance sheet of Sierra Income Corporation (the “Company”) as of October 31, 2011, and the related statements of changes in net assets and cash flows for the period from June 13, 2011 (date of inception) to October 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sierra Income Corporation as of October 31, 2011, statement of changes in its net assets and its cash flows for the period from June 13, 2011 (date of inception) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

/s/ Ernst & Young LLP

New York, New York
November 1, 2011

SIERRA INCOME CORPORATION

Balance Sheet
October 31, 2011

Assets
Cash	$1,000
Total assets	$1,000
Shareholders’ Equity
Common stock, par value $0.001 per share, 100,000,000 shares authorized; 110.80 shares issued and outstanding	$—
Capital in excess of par value	1,000
Total Shareholders’ Equity	$1,000

The accompanying notes are an integral part of these financial statements.

SIERRA INCOME CORPORATION

Statement of Changes in Net Assets

Period from June 13, 2011 (Inception) to October 31, 2011
Capital share transactions
Issuance of common stock	$1,000
Net increase in net assets resulting from capital share transactions	1,000
Total increase in net assets	1,000
Net assets at beginning of period	—
Net assets at end of period	$1,000

The accompanying notes are an integral part of these financial statements.

SIERRA INCOME CORPORATION

Statement of Cash Flows

Period from June 13, 2011 (Inception) to October 31, 2011
Cash flows from financing activities
Issuance of common stock	$1,000
Net cash provided by financing activities	1,000
Net change in cash	1,000
Cash, beginning of period	—
Cash, end of period	$1,000

The accompanying notes are an integral part of these financial statements.

SIERRA INCOME CORPORATION

Notes to Financial Statements

1. Principal Business and Organization

Sierra Income Corporation (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 13, 2011 and has been inactive since that date except for routine matters relating to its organization and registration as a non-diversified, closed-end investment company. The Company intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s fiscal year-end will be December 31.

2. Significant Accounting Policies

Basis of Presentation

The accompanying financial statements are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States (“U.S.”). The statement of operations has been omitted because the Company did not earn any income or incur any expenses for the period from June 13, 2011 (date of inception) to October 31, 2011.

Cash

The Company maintains its cash balance in a checking account at a financial institution. The cash is not subject to any restriction for withdrawal.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates.

3. Minimum Subscription, Organizational Expenses and Offering Costs

Upon commencement of its operations, the Company expects to enter into an investment advisory agreement with SIC Advisors LLC (“SIC Advisors”) to manage the Company’s investment activities, pursuant to which the Company will pay SIC Advisors a management fee and incentive fee. The management fee will be calculated at an annual rate of 2% of gross assets and will be payable quarterly in arrears. Incentive fees are based on performance and will be accrued but not paid until the Company achieves certain goals. SIC Advisors has incurred organizational and offering costs of $1,300,000 as of October 31, 2011. Under the terms of the Company’s investment advisory agreement, the Company will not be liable to reimburse SIC Advisors for any organizational or offering costs paid for by SIC Advisors until the investment advisory agreement is effective and the Company reaches its minimum subscription targets. Pursuant to the Company’s prospectus, the Company will not sell any shares of its common stock unless it raises gross offering proceeds of $2,000,000, all of which must be from persons who are not affiliated with the Company or SIC Advisors, by one year from the date of the prospectus. To the extent that the Company does not meet the minimum offering requirement by one year from the date of its prospectus, it will return all funds previously received from prospective subscribers (including interest), without deducting fees, and the Company will discontinue its offering.

Organizational expenses will be expensed on the Company’s statement of operations. Continuous offering expenses, excluding sales load, will be capitalized on the Company’s balance sheet as deferred offering expenses and expensed to the Company’s statement of operations over a 12-month period.

4. Federal Income Taxes

The Company intends to elect to be treated for federal income tax purposes, and intends to qualify thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes, on income and gains it distributes, if it distributes at least 90% of

SIERRA INCOME CORPORATION

Notes to Financial Statements

4. Federal Income Taxes – (continued)

“Investment Company Taxable Income,” as defined in the Code, each year. Once the Company commences its operations it intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also generally subject to nondeductible federal excise taxes if it does not distribute an amount at least equal to the sum of (1) 98% of net ordinary income during the calendar year, (2) 98.2% of capital gain net income during the 12-month period ending October 31, and (3) any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company will generally endeavor each year to avoid any federal excise taxes.

The Company evaluates tax positions it has taken, expects to take or that are otherwise relevant to the Company for purposes of determining whether any relevant tax positions would “more-likely-than-not” be sustained by the applicable tax authority. The Company has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for tax years that may be open. The Company identifies its major tax jurisdictions as U.S. Federal and state jurisdictions as well as foreign jurisdictions where the Company makes significant investments. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Company records tax positions that are not deemed to meet a more-likely-than-not threshold as tax expenses as well as any applicable penalties or interest associated with such positions. During the period from July 13, 2011 (date of inception) to October 31, 2010 there was no tax expense.

5. Related Party Transactions

On October 19, 2011, SIC Advisor LLC entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

6. Indemnification

In the normal course of business, the Company may enter into certain contracts that provide a variety of indemnities. The Company’s maximum exposure under these indemnities is unknown. The Company does not consider it necessary to record a liability in this regard.

7. Subsequent Events

There were no material events subsequent to October 31, 2011 through the issuance of these financial statements on November 1, 2011. Events subsequent to that date have not been considered in these financial statements.

PART C
Other Information

Item 25. Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Sierra Income Corporation are included in Part A of this Registration Statement.

(2) Exhibits

(a)(1)	Articles of Incorporation of the Registrant*
(a)(2)	Articles of Amendment of the Registrant*
(a)(3)	Form of Articles of Amendment and Restatement*
(b)	Form of Bylaws of the Registrant*
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)
(e)	Distribution Reinvestment Plan**
(g)(1)	Form of Investment Advisory Agreement*
(h)(1)	Form of Dealer Manager Agreement**
(h)(2)	Form of Selected Dealer Agreement**
(j)	Custodian Agreement**
(k)(1)	Form of Administration Agreement*
(k)(2)	Form of License Agreement**
(l)	Opinion of Sutherland Asbill & Brennan LLP**
(n)(1)	Consent of Independent Registered Public Accounting Firm*
(r)	Code of Ethics**

*	Filed herewith.
**	To be filed by pre-effective amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee		$174,150
FINRA filing fee		$75,500
Accounting fees and expenses	$	*
Blue Sky expenses
Legal fees and expenses	$	*
Printing and engraving	$	*
Transfer agent fees	$	*
Miscellaneous fees and expenses	$	*
Total	$	*

*	To be completed by amendment.

Item 28. Persons Controlled By Or Under Common Control

Immediately prior to this offering, SIC Advisors LLC, a Delaware limited liability company, will own 100% of the outstanding common stock of the Registrant. Following the completion of this offering, SIC Advisors LLC’s share ownership is expected to represent less than 1% of the Registrant’s outstanding common stock.

See “Management of the Company,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Holders of Securities” in the Prospectus contained herein.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at November 3, 2011.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1

Item 30. Indemnification

The information contained under the heading “Description of our Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31. Business and Other Connections Of Advisor

A description of any other business, profession, vocation or employment of a substantial nature in which SIC Advisors, and each managing director, director or executive officer of SIC Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Advisor.” Additional information regarding SIC Advisors and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-[•  ]), and is incorporated herein by reference.

Item 32. Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;
(2)	the Transfer Agent;
(3)	the Custodian;
(4)	the Investment Advisor; and
(5)	the Administrator.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 3rd day of November, 2011.

Sierra Income Corporation
By: /s/ Seth Taube Name: Seth Taube Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities set forth below. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title	Date
/s/ Seth Taube Seth Taube	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	November 3, 2011
/s/ Brook Taube Brook Taube	Director	November 3, 2011
/s/ Richard T. Allorto, Jr. Richard T. Allorto, Jr.	Chief Financial Officer, Treasurer, Chief Compliance Officer and Secretary (Principal Financial and Accounting Officer)	November 3, 2011